Exhibit 99.1
Supplemental Operating and Financial Data
for the Quarter Ended June 30, 2026

THE COMPANY

BXP, Inc. (NYSE: BXP) (“BXP” or the “Company”) is the largest publicly traded developer, owner, and manager of premier workplaces in the United States, concentrated in six dynamic gateway markets - Boston, Los Angeles, New York, San Francisco, Seattle, and Washington, DC. BXP has delivered places that power progress for our clients and communities for more than 55 years. BXP is a fully integrated real estate company, organized as a real estate investment trust (REIT). As of June 30, 2026, including properties owned by joint ventures, BXP’s portfolio totals 51.1 million square feet and 164 properties, including six properties under construction/redevelopment. BXP’s portfolio consists of 143 office properties, 13 retail properties, seven residential properties (including four residential properties under construction) and one hotel. BXP is well-known for its in-house building management expertise and responsiveness to clients’ needs. BXP holds a superior track record of developing premium Central Business District (CBD) office buildings, successful mixed-use complexes, suburban office centers and build-to-suit projects for a diverse array of creditworthy clients. BXP actively works to promote its growth and operations in a sustainable and responsible manner.  BXP has earned a fourteenth consecutive GRESB “Green Star” recognition and the highest GRESB 5-star Rating and was named one of the world’s most sustainable companies by TIME Magazine. BXP, an S&P 500 company, was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde and became a public company in 1997.

FORWARD-LOOKING STATEMENTS

This Supplemental package contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. You can identify these statements by our use of the words “anticipates,” “believes,” “budgeted,” “could,” “estimates,” “expects,” “guidance,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “will,” and similar expressions that do not relate to historical matters. These statements are based on our current plans, expectations, projections and assumptions about future events. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond BXP’s control. If our underlying assumptions prove inaccurate, or known or unknown risks or uncertainties materialize, actual results could differ materially from those expressed or implied by the forward-looking statements. These factors include, without limitation, the risks and uncertainties related to adverse changes in general economic and capital market conditions, including continued inflation, elevated interest rates, supply chain disruptions, dislocation and volatility in capital markets, potential longer-term changes in consumer and client behavior resulting from the severity and duration of any downturn in the U.S. or global economy, general risks affecting the real estate industry (including, without limitation, the inability to enter into or renew leases on favorable terms, sustained changes in client preferences and space utilization, dependence on clients’ financial condition, and competition from other developers, owners and operators of real estate), the impact of adverse political conditions, including policy changes by the presidential administration, such as the direct and indirect negative impacts that new and increased tariffs may have on (1) our current and prospective clients and their demand for office space and (2) the costs and availability of construction materials and the economic returns on our construction and development activities, and prolonged government shutdowns or disruptions, the impact of geopolitical conflicts, the uncertainties of investing in new markets, the costs and availability of financing, the effectiveness of our hedging contracts, the ability of our joint venture partners to satisfy their obligations, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, the uncertainties of costs to comply with regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of issuance of this report and are not guarantees of future results, performance or achievements. BXP does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as otherwise required by law.

NON-GAAP FINANCIAL MEASURES

This Supplemental package includes non-GAAP financial measures, which are accompanied by what the Company considers the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this Supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations, and, if applicable, the other purposes for which management uses the measures, can be found in the Definitions section of this Supplemental starting on page 56.

The Company presents “BXP’s Share” of certain non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest and, in some cases, after priority allocations), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after income allocation to private REIT shareholders and their share of fees due to the Company).  Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and, in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting BXP’s Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, financings and guarantees, liquidations and other matters. As a result, presentations of “BXP’s Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP’s Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 60.

GENERAL INFORMATION

Corporate Headquarters	Trading Symbol	Investor Relations	Inquiries
800 Boylston Street	BXP	BXP, Inc.	Inquiries should be directed to
Suite 1900		800 Boylston Street, Suite 1900	Helen Han
Boston, MA 02199	Stock Exchange Listing	Boston, MA 02199	Vice President, Investor Relations
www.bxp.com	New York Stock Exchange	investors.bxp.com	at 617.236.3429 or
(t) 617.236.3300		investorrelations@bxp.com	hhan@bxp.com
(t) 617.236.3429
Michael E. LaBelle
Executive Vice President, Chief Financial Officer
at 617.236.3352 or
mlabelle@bxp.com
(Cover photo: 290 Binney Street, Cambridge, MA)

Q2 2026
Table of contents

Q2 2026
Company profile
SNAPSHOT

(as of June 30, 2026)

Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures and properties under development/redevelopment)	164
Total Square Feet (includes unconsolidated joint ventures and properties under development/redevelopment)	51.1 million
Common shares outstanding, plus common units and LTIP units (other than unearned Multi-Year Long-Term Incentive Program (MYLTIP) Units and Outperformance Plan (OPP) Units) on an as-converted basis [1,2]
177.5 million
Closing Price, at the end of the quarter	$66.31 per share
Dividend - Quarter/Annualized	$0.70/$2.80 per share
Dividend Yield	4.2%
Consolidated Market Capitalization [2]	$27.4 billion
BXP’s Share of Market Capitalization [2,3]	$27.1 billion
Unsecured Senior Debt Ratings	BBB (S&P); Baa2 (Moody’s)
STRATEGY

BXP’s primary business objective is to maximize return on investment in an effort to provide its investors with the greatest possible total return in all points of the economic cycle. To achieve this objective, the key tenets of our long-term business strategy are to:
•continue to embrace our leadership position in the premier workplace segment and leverage our strengths in portfolio quality, client relationships, development skills, market penetration, and sustainability to profitably build market share;
•maintain a keen focus on select dynamic gateway markets that exhibit the strongest economic growth and investment characteristics over time - currently Boston, Los Angeles, New York, San Francisco, Seattle, and Washington, DC;
•invest in the highest quality buildings (primarily premier workplaces) with unique amenities and desirable locations that are able to maintain high occupancy rates and achieve premium rental rates through economic cycles;
•maintain scale and a full-service real estate capability (leasing, development, construction, marketing, legal, and property management) in our markets to ensure we (1) see all relevant investment deal flow, (2) maintain an ability to execute on all types of real estate opportunities, such as acquisitions, dispositions, repositioning and development, throughout the real estate investment cycle, (3) provide superior service to our clients and (4) develop and manage our assets in the most sustainable manner possible;
•ensure a strong balance sheet to maintain consistent access to equity and debt capital and the ability to make new investments at opportune times;
•pursue attractive asset class adjacencies where we have a track record of success, such as life sciences and residential development;
•recycle capital for future investment through disposing of assets that no longer meet our investment profile or provide an opportunity for an attractive sale price relative to reinvestment;
•maintain a leadership position in sustainability innovation to minimize emissions from BXP’s development and in-service portfolio, as well as to provide clients sustainable solutions for their space use needs; and
•foster a culture and reputation of integrity, excellence and purposefulness, making us the employer of choice for talented real estate professionals, the landlord and developer of choice for our clients, as well as the counterparty of choice for real estate industry participants.
MANAGEMENT

Board of Directors
Owen D. Thomas	Chairman of the Board	Owen D. Thomas	Chief Executive Officer
Douglas T. Linde		Douglas T. Linde	President
Joel I. Klein	Lead Independent Director	Michael E. LaBelle	Executive Vice President, Chief Financial Officer and Treasurer
Bruce W. Duncan	Chair of Audit Committee	Rodney C. Diehl	Executive Vice President, West Coast Regions
Diane J. Hoskins	Chair of Sustainability Committee	Donna D. Garesche	Executive Vice President, Chief Human Resources Officer
Mary E. Kipp		Bryan J. Koop	Executive Vice President, Boston Region
Matthew J. Lustig	Chair of Nominating & Corporate	Peter V. Otteni	Executive Vice President, Co-Head of the Washington, DC
	Governance Committee		Region
Timothy J. Naughton	Chair of Compensation Committee	Hilary J. Spann	Executive Vice President, New York Region
Julie G. Richardson		John J. Stroman	Executive Vice President, Co-Head of the Washington, DC
William H. Walton, III			Region
Derek A. (Tony) West		Colin D. Joynt	Senior Vice President, Chief Information Officer
		Eric G. Kevorkian	Senior Vice President, Chief Legal Officer and Secretary
		Michael R. Walsh	Senior Vice President, Chief Accounting Officer
___________________
1Common units and LTIP units are units of limited partnership interest in Boston Properties Limited Partnership, the entity through which the Company conducts substantially all of its business.
2For additional detail, see page 28.
3For the Company’s definitions and related disclosures, see the Definitions and Reconciliations sections of this Supplemental package starting on page 56.

Q2 2026
Guidance and assumptions
GUIDANCE

BXP’s guidance for third quarter and full year 2026 for diluted earnings per common share attributable to BXP, Inc. (EPS) and diluted funds from operations (FFO) per common share attributable to BXP, Inc. is set forth and reconciled below.  Except as described below, the estimates reflect management’s view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels, interest rates, the timing of the lease-up of available space, the timing of development cost outlays and development deliveries, and the earnings impact of the events referenced in the Company’s earnings release issued on July 28, 2026 and those referenced during the related conference call.  The estimates do not include (1) possible future gains or losses or the impact on operating results from other possible future property acquisitions or dispositions not under contract as of the date hereof, (2) the impacts of any other capital markets activity, (3) future write-offs or reinstatements of accounts receivable and accrued rent balances, or (4) future impairment charges. EPS estimates may fluctuate as a result of several factors, including changes in the recognition of depreciation and amortization expense, impairment losses on depreciable real estate, and any gains or losses associated with disposition activity. BXP is not able to assess at this time the potential impact of these factors on projected EPS. By definition, FFO does not include real estate-related depreciation and amortization, impairment losses on depreciable real estate, or gains or losses associated with disposition activities. For a complete definition of FFO and statements of the reasons why management believes it provides useful information to investors, see page 58. There can be no assurance that BXP’s actual results will not differ materially from the estimates set forth below.

	Third Quarter 2026		Full Year 2026
	Low	High	Low	High
Projected EPS (diluted)	$0.50	$0.52	$2.14	$2.24
Add:
Projected Company share of real estate depreciation and amortization	1.30	1.30	5.10	5.10
Projected Company share of (gains)/losses on sales of real estate, gain on investment from unconsolidated joint venture and impairments	—	—	(0.25)	(0.29)
Projected FFO per share (diluted)	$1.80	$1.82	$6.99	$7.05

ASSUMPTIONS
(dollars in thousands)

	Full Year 2026
	Low	High
Operating property activity:
Average In-service portfolio occupancy [1]	88.50%	89.25%
Change in BXP’s Share of Same Property net operating income (excluding termination income)	1.80%	2.60%
Change in BXP’s Share of Same Property net operating income - cash (excluding termination income)	(0.25)%	0.25%
BXP’s Share of Non Same Properties’ incremental contribution to net operating income over prior year (excluding asset sales)	$52,000	$56,000
Taking Buildings Out-of-Service	$(11,000)	$(11,000)
BXP’s Share of incremental net operating income related to asset sold over prior year	$(83,000)	$(79,000)
BXP’s Share of straight-line rent and fair value lease revenue (non-cash revenue)	$145,000	$162,000
BXP’s Share of Termination income	$19,000	$23,000

Other revenue (expense):
Development, management services and other revenue	$32,000	$36,000
General and administrative expense [2]	$(183,000)	$(176,000)
Consolidated net interest expense	$(595,000)	$(588,000)
Unconsolidated joint venture interest expense	$(62,000)	$(60,000)

Noncontrolling interest:
Noncontrolling interest in property partnerships’ share of FFO	$(194,000)	$(190,000)
_______________
1 Excludes development properties placed into service in 2026.
2 Excludes estimated changes in the market value of the Company’s deferred compensation plan and gains (losses) from investments in securities.

Q2 2026
Financial highlights
(unaudited and in thousands, except ratios and per share amounts)

	Three Months Ended
	30-Jun-26	31-Mar-26
Net income attributable to BXP, Inc.	$68,564	$101,576
Net income attributable to BXP, Inc. per share - diluted	$0.43	$0.64
FFO attributable to BXP, Inc. [1]	$283,412	$252,236
Diluted FFO per share [1]	$1.78	$1.59
Dividends per common share	$0.70	$0.70
Funds available for distribution to common shareholders and common unitholders (FAD) [2]	$142,069	$88,667

Selected items:
Revenue	$895,699	$872,148
Recoveries from clients	$152,352	$151,875
Service income from clients	$4,840	$2,848
BXP’s Share of revenue [3]	$838,636	$825,470
BXP’s Share of straight-line rent [3]	$19,396	$20,444
BXP’s Share of fair value lease revenue [3,4]	$2,864	$2,715
BXP’s Share of termination income [3]	$2,805	$12,828
Ground rent expense	$3,876	$3,616
Capitalized interest	$12,868	$16,490
Capitalized wages	$4,585	$4,055
Income (loss) from unconsolidated joint ventures [5]	$(2,448)	$35,413
BXP’s share of FFO from unconsolidated joint ventures [6]	$9,111	$7,686
Net income attributable to noncontrolling interests in property partnerships	$26,121	$19,869
FFO attributable to noncontrolling interests in property partnerships [7]	$49,457	$40,740

Balance Sheet items:
Above-market rents (included within Prepaid Expenses and Other Assets)	$4,351	$4,598
Below-market rents (included within Other Liabilities)	$13,000	$15,414
Accrued rental income liability (included within Other Liabilities)	$125,794	$96,767

Ratios:
Interest Coverage Ratio (excluding capitalized interest) [8]	3.12	2.95
Interest Coverage Ratio (including capitalized interest) [8]	2.87	2.65
Fixed Charge Coverage Ratio [8]	2.62	2.40
BXP’s Share of Net Debt to BXP’s Share of EBITDAre (Annualized) [9]	7.94	8.50
Change in BXP’s Share of Same Property Net Operating Income (NOI) (excluding termination income) [10]	3.5%	(2.0)%
Change in BXP’s Share of Same Property NOI (excluding termination income) - cash [10]	0.8%	(0.4)%
FAD Payout Ratio [2]	87.54%	140.25%
Operating Margins [(rental revenue - rental expense)/rental revenue]	61.3%	59.5%
Occupancy % of In-Service Properties [11]	88.4%	87.4%
Leased % of In-Service Properties [12]	91.3%	90.9%

Capitalization:
Consolidated Debt	$15,618,563	$15,614,009
BXP’s Share of Debt [13]	$15,355,350	$15,347,533
Consolidated Market Capitalization	$27,388,124	$24,824,338
Consolidated Debt/Consolidated Market Capitalization	57.03%	62.90%
BXP’s Share of Market Capitalization [13]	$27,124,911	$24,557,862
BXP’s Share of Debt/BXP’s Share of Market Capitalization [13]	56.61%	62.50%
_____________
1For a quantitative reconciliation of FFO attributable to BXP, Inc. and Diluted FFO per share, see page 7.
2For a quantitative reconciliation of FAD, see page 8. FAD Payout Ratio equals distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
4Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.
5For the three months ended June 30, 2026 and March 31, 2026, amount includes gains on sales of approximately $1.2 million and $41.2 million, respectively.
6For a quantitative reconciliation for the three months ended June 30, 2026, see page 37.
7For a quantitative reconciliation for the three months ended June 30, 2026, see page 34.
8For a quantitative reconciliation for the three months ended June 30, 2026 and March 31, 2026, see page 32.
9For a quantitative reconciliation for the three months ended June 30, 2026 and March 31, 2026, see page 31.
10For a quantitative reconciliation for the three months ended June 30, 2026 and March 31, 2026, see pages 11, 66 and 67.

Q2 2026
Financial highlights (continued)
11Represents signed leases for which revenue recognition has commenced in accordance with GAAP. Excludes hotel and residential properties.
12Represents signed leases for which revenue recognition has commenced in accordance with GAAP and signed leases for vacant space with future commencement dates. Excludes hotel and residential properties.
13For a quantitative reconciliation for June 30, 2026, see page 28.

Q2 2026
Consolidated Balance Sheets
(unaudited and in thousands)

	30-Jun-26	31-Mar-26
ASSETS
Real estate	$27,132,125	$26,256,207
Construction in progress	975,361	1,626,073
Land held for future development	499,424	493,212
Right of use assets - finance leases	371,889	372,476
Right of use assets - operating leases	290,726	321,030
Less accumulated depreciation	(8,277,690)	(8,170,334)
Total real estate	20,991,835	20,898,664
Cash and cash equivalents	493,949	512,783
Cash held in escrows	59,514	68,471
Investments in securities	46,526	42,072
Tenant and other receivables, net	90,679	90,137
Note receivable, net	12,185	10,071
Related party notes receivable, net	35,337	31,447
Sales-type lease receivable, net	16,170	15,921
Accrued rental income, net	1,573,959	1,558,226
Deferred charges, net	848,273	830,917
Prepaid expenses and other assets	122,830	188,819
Investments in unconsolidated joint ventures	820,068	854,722
Assets held for sale	62,544	—
Total assets	$25,173,869	$25,102,250

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$4,281,198	$4,280,639
Unsecured senior notes, net	8,811,158	8,808,674
Unsecured exchangeable senior notes, net	978,642	977,387
Unsecured line of credit	—	—
Unsecured term loans, net	797,565	797,309
Unsecured commercial paper	750,000	750,000
Lease liabilities - finance leases	353,436	357,039
Lease liabilities - operating leases	386,487	387,481
Accounts payable and accrued expenses	474,141	418,443
Dividends and distributions payable	123,857	124,018
Accrued interest payable	109,523	124,068
Other liabilities	364,082	352,813
Liabilities held for sale	6,130	—
Total liabilities	17,436,219	17,377,871

Commitments and contingencies	—	—
Redeemable deferred stock units	7,927	6,058

Equity:
Stockholders’ equity attributable to BXP, Inc.:
Excess stock, $0.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—
Common stock, $0.01 par value, 250,000,000 shares authorized, 159,600,410 and 158,754,863 issued and 159,521,510 and 158,675,963 outstanding at June 30, 2026 and March 31, 2026, respectively	1,595	1,587
Additional paid-in capital	6,881,671	6,843,822
Dividends in excess of earnings	(1,727,547)	(1,684,492)
Treasury common stock at cost, 78,900 shares at June 30, 2026 and March 31, 2026	(2,722)	(2,722)
Accumulated other comprehensive income (loss)	2,148	(6,082)
Total stockholders’ equity attributable to BXP, Inc.	5,155,145	5,152,113

Noncontrolling interests:
Common units of the Operating Partnership	555,763	583,922
Property partnerships	2,018,815	1,982,286
Total equity	7,729,723	7,718,321
Total liabilities and equity	$25,173,869	$25,102,250

Q2 2026
Consolidated Income Statements
(unaudited and in thousands, except per share amounts)

	Three Months Ended
	30-Jun-26	31-Mar-26
Revenue
Lease	$831,678	$818,156
Parking and other	36,485	30,811
Insurance proceeds	1,101	3
Hotel revenue	14,901	9,101
Development and management services	7,633	9,207
Direct reimbursements of payroll and related costs from management services contracts	3,901	4,870
Total revenue	895,699	872,148
Expenses
Operating	192,421	201,823
Real estate taxes	142,194	141,197
Restoration expenses related to insurance claims	1,526	1,062
Hotel operating	9,369	7,982
General and administrative [1,2]	50,444	59,341
Payroll and related costs from management services contracts	3,901	4,870
Transaction costs	(62)	129
Depreciation and amortization	236,977	227,967
Total expenses	636,770	644,371
Other income (expense)
Income (loss) from unconsolidated joint ventures [3]	(2,448)	35,413
Gains on sales of real estate [4]	6,997	13,402
Gains (losses) from investments in securities [2]	4,385	(566)
Unrealized gain (loss) on non-real estate investments	(75)	188
Interest and other income (loss)	6,137	8,885
Impairment loss [5]	(18,036)	—
Interest expense	(153,425)	(152,093)
Net income	102,464	133,006
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(26,121)	(19,869)
Noncontrolling interest - common units of the Operating Partnership [6]	(7,779)	(11,561)
Net income attributable to BXP, Inc.	$68,564	$101,576

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to BXP, Inc. per share - basic	$0.43	$0.64
Net income attributable to BXP, Inc. per share - diluted	$0.43	$0.64

_____________
1For the three months ended June 30, 2026 and March 31, 2026, includes approximately $6.0 million and $16.9 million, respectively, related to the accelerated vesting of non-stock compensation expense for employees who satisfied the conditions for a qualified retirement and approximately $2.9 million, for each period, related to the 2025 OPP Awards.
2Includes $4.4 million and $(0.6) million for the three months ended June 30, 2026 and March 31, 2026, respectively, related to the Company’s deferred compensation plan.
3For the three months ended June 30, 2026 and March 31, 2026, amount includes gains on sales of approximately $1.2 million and $41.2 million, respectively.
4For additional detail, see page 14.
5On May 29, 2026, the anticipated sale of the Company’s leasehold interest in the Sumner Square property located in Washington, DC met the Company’s “held for sale” criteria. Following the classification of a property as “held for sale”, the assets are written down to the lower of carrying value or fair market value, less cost to sell. This write down resulted in an impairment. There can be no assurance that the sale will be consummated on the terms currently contemplated or at all.
6For additional detail, see page 7.

Q2 2026
Funds from operations (FFO) [1]
(unaudited and dollars in thousands, except per share amounts)

	Three Months Ended
	30-Jun-26	31-Mar-26
Net income attributable to BXP, Inc.	$68,564	$101,576
Add:
Noncontrolling interest - common units of the Operating Partnership	7,779	11,561
Noncontrolling interests in property partnerships	26,121	19,869
Net income	102,464	133,006
Add:
Depreciation and amortization expense	236,977	227,967
Noncontrolling interests in property partnerships' share of depreciation and amortization [2]	(23,336)	(20,871)
BXP's share of depreciation and amortization from unconsolidated joint ventures [3]	12,716	13,506
Corporate-related depreciation and amortization	(549)	(567)
Non-real estate related amortization	2,131	2,131
Impairment loss	18,036	—
Less:
Gains on sales of real estate	6,997	13,402
Gains on sales included within income (loss) from unconsolidated joint ventures [3]	1,157	41,233
Unrealized gain (loss) on non-real estate investments	(75)	188
Noncontrolling interests in property partnerships	26,121	19,869
FFO attributable to the Operating Partnership (including BXP, Inc.) (Basic FFO)	314,239	280,480
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of FFO	30,827	28,244
FFO attributable to BXP, Inc.	$283,412	$252,236

BXP, Inc.’s percentage share of Basic FFO	90.19%	89.93%
Noncontrolling interest’s - common unitholders percentage share of Basic FFO	9.81%	10.07%
Basic FFO per share	$1.78	$1.59
Weighted average shares outstanding - basic	159,167	158,555
Diluted FFO per share	$1.78	$1.59
Weighted average shares outstanding - diluted	159,629	159,056

RECONCILIATION TO DILUTED FFO

	Three Months Ended
	30-Jun-26	31-Mar-26
Basic FFO	$314,239	$280,480
Add:
Effect of dilutive securities - stock-based compensation	—	—
Diluted FFO	314,239	280,480
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of diluted FFO	30,733	28,188
BXP, Inc.’s share of Diluted FFO	$283,506	$252,292

RECONCILIATION OF SHARES/UNITS FOR DILUTED FFO

	Three Months Ended
	30-Jun-26	31-Mar-26
Shares/units for Basic FFO	176,474	176,318
Add:
Effect of dilutive securities - stock-based compensation (shares/units)	462	501
Shares/units for Diluted FFO	176,936	176,819
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of Diluted FFO (shares/units)	17,307	17,763
BXP, Inc.’s share of shares/units for Diluted FFO	159,629	159,056

BXP, Inc.’s percentage share of Diluted FFO	90.22%	89.95%
_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
2For a quantitative reconciliation for the three months ended June 30, 2026, see page 34.
3For a quantitative reconciliation for the three months ended June 30, 2026, see page 37.

Q2 2026
Funds available for distributions (FAD) [1]
(dollars in thousands)

	Three Months Ended
	30-Jun-26	31-Mar-26
Net income attributable to BXP, Inc.	$68,564	$101,576
Add:
Noncontrolling interest - common units of the Operating Partnership	7,779	11,561
Noncontrolling interests in property partnerships	26,121	19,869
Net income	102,464	133,006
Add:
Depreciation and amortization expense	236,977	227,967
Noncontrolling interests in property partnerships’ share of depreciation and amortization [2]	(23,336)	(20,871)
BXP’s share of depreciation and amortization from unconsolidated joint ventures [3]	12,716	13,506
Corporate-related depreciation and amortization	(549)	(567)
Non-real estate related amortization	2,131	2,131
Impairment loss	18,036	—
Less:
Gains on sales of real estate	6,997	13,402
Gains on sales included within income (loss) from unconsolidated joint ventures [3]	1,157	41,233
Unrealized gain (loss) on non-real estate investments	(75)	188
Noncontrolling interests in property partnerships	26,121	19,869
Basic FFO	314,239	280,480
Add:
BXP’s Share of lease transaction costs that qualify as rent inducements [1,4]	4,071	3,739
BXP’s Share of hedge amortization, net of costs [1]	1,714	1,706
BXP’s Share of fair value interest adjustment [1]	260	216
BXP’s Share of straight-line ground rent expense adjustment [1,5]	(3,895)	(4,849)
Stock-based compensation	15,463	26,043
Non-real estate depreciation and amortization	(1,582)	(1,564)
Unearned portion of capitalized fees from consolidated joint ventures [6]	915	669
Less:
BXP’s Share of straight-line rent [1]	19,396	20,444
BXP’s Share of fair value lease revenue [1,7]	2,864	2,715
BXP’s Share of non-cash termination income adjustment [1]	(2,306)	(1,744)
BXP’s Share of 2nd generation tenant improvements and leasing commissions [1,8]	153,008	178,371
BXP’s Share of maintenance capital expenditures [1,9]	14,617	16,647
BXP’s Share of amortization and accretion related to sales type lease [1]	278	274
Hotel improvements, equipment upgrades and replacements	1,259	1,066
Funds available for distribution to common shareholders and common unitholders (FAD) (A)	$142,069	$88,667

Distributions to common shareholders and unitholders (excluding any special distributions) (B)	124,374	124,354

FAD Payout Ratio[1] (B÷A)	87.54%	140.25%

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
2For a quantitative reconciliation for the three months ended June 30, 2026, see page 34.
3For additional information for the three months ended June 30, 2026, see page 37.
4Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.
5Includes the straight-line impact of the Company’s 99-year ground and air rights lease related to the Company’s 100 Clarendon Street garage and Back Bay Transit Station. The Company has allocated contractual ground lease payments aggregating approximately $39.0 million, which it expects to incur by the end of 2027 with no payments thereafter. The Company is recognizing this expense on a straight-line basis over the 99-year term of the ground and air rights lease, see page 3.
6See page 62 for additional information.
7Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.
8Amount represents aggregate tenant improvements and leasing commissions incurred in connection with approximately 1.8 million and 2.3 million square feet of leases that commenced revenue recognition during the three months ended June 30, 2026 and March 31, 2026, respectively, at an average transaction cost per lease year of approximately $11.55 per square foot and $10.40 per square foot, respectively. Lease commencements for years 2024 and 2025 averaged approximately 925,000 square feet per quarter at a weighted average transaction cost per lease year of approximately $11.80 per square foot.
9Maintenance capital expenditures do not include capital expenditures that are planned at the time of acquisition or capital expenditures incurred in connection with repositioning activities.

Q2 2026
Reconciliation of net income attributable to BXP, Inc. to BXP’s Share of same property net operating income (NOI)

(in thousands)

	Three Months Ended
	30-Jun-26	30-Jun-25
Net income attributable to BXP, Inc.	$68,564	$88,977
Net income attributable to noncontrolling interests
Noncontrolling interest - common units of the Operating Partnership	7,779	10,064
Noncontrolling interest in property partnerships	26,121	20,100
Net income	102,464	119,141
Add:
Interest expense	153,425	162,783
Impairment loss	18,036	—
Unrealized loss on non-real estate investment	75	39
Loss from unconsolidated joint ventures	2,448	3,324
Depreciation and amortization expense	236,977	223,819
Transaction costs	(62)	357
Payroll and related costs from management services contracts	3,901	4,104
General and administrative expense	50,444	42,516
Less:
Interest and other income (loss)	6,137	8,063
Gains from investments in securities	4,385	2,600
Gains on sales of real estate	6,997	18,390
Direct reimbursements of payroll and related costs from management services contracts	3,901	4,104
Development and management services revenue	7,633	8,846
Net Operating Income (NOI)	538,655	514,080
Add:
BXP’s share of NOI from unconsolidated joint ventures [1]	22,028	31,029
Less:
Partners’ share of NOI from consolidated joint ventures (after income allocation to private REIT shareholders) [2]	60,335	51,562
BXP’s Share of NOI	500,348	493,547
Less:
Termination income	2,828	909
BXP’s share of termination income from unconsolidated joint ventures [1]	—	(146)
Add:
Partners’ share of termination income from consolidated joint ventures [2]	23	—
BXP’s Share of NOI (excluding termination income)	$497,543	$492,784

Net Operating Income (NOI)	$538,655	$514,080
Less:
Termination income	2,828	909
NOI from non Same Properties (excluding termination income) [3]	15,574	11,355
Same Property NOI (excluding termination income)	520,253	501,816
Less:
Partners’ share of NOI from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [2]	60,312	51,562
Add:
Partners’ share of NOI from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [3]	6,853	—
BXP’s share of NOI from unconsolidated joint ventures (excluding termination income) [1]	22,028	31,175
Less:
BXP’s share of NOI from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	2,009	10,865
BXP’s Share of Same Property NOI (excluding termination income)	$486,813	$470,564

_____________
1For a quantitative reconciliation for the three months ended June 30, 2026, see page 65.
2For a quantitative reconciliation for the three months ended June 30, 2026, see pages 62-63.
3Pages 21-24 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to June 30, 2026 and therefore are no longer a part of the Company’s property portfolio.

Q2 2026
Reconciliation of net income attributable to BXP, Inc. to BXP’s Share of same property net operating income (NOI) - cash
(in thousands)

	Three Months Ended
	30-Jun-26	30-Jun-25
Net income attributable to BXP, Inc.	$68,564	$88,977
Net income attributable to noncontrolling interests
Noncontrolling interest - common units of the Operating Partnership	7,779	10,064
Noncontrolling interest in property partnerships	26,121	20,100
Net income	102,464	119,141
Add:
Interest expense	153,425	162,783
Impairment loss	18,036	—
Unrealized loss on non-real estate investment	75	39
Loss from unconsolidated joint ventures	2,448	3,324
Depreciation and amortization expense	236,977	223,819
Transaction costs	(62)	357
Payroll and related costs from management services contracts	3,901	4,104
General and administrative expense	50,444	42,516
Less:
Interest and other income (loss)	6,137	8,063
Gains from investments in securities	4,385	2,600
Gains on sales of real estate	6,997	18,390
Direct reimbursements of payroll and related costs from management services contracts	3,901	4,104
Development and management services revenue	7,633	8,846
Net Operating Income (NOI)	538,655	514,080
Less:
Straight-line rent	3,570	24,533
Fair value lease revenue	2,168	1,915
Amortization and accretion related to sales type lease	249	232
Termination income	2,828	909
Add:
Straight-line ground rent expense adjustment [1]	511	531
Lease transaction costs that qualify as rent inducements [2]	4,072	4,427
NOI - cash (excluding termination income)	534,423	491,449
Less:
NOI - cash from non Same Properties (excluding termination income) [3]	47,333	12,387
Same Property NOI - cash (excluding termination income)	487,090	479,062
Less:
Partners’ share of NOI - cash from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [4]	72,128	46,250
Add:
Partners’ share of NOI - cash from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [3]	21,983	—
BXP’s share of NOI - cash from unconsolidated joint ventures (excluding termination income) [5]	17,413	27,909
Less:
BXP’s share of NOI - cash from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	(609)	9,238
BXP’s Share of Same Property NOI - cash (excluding termination income)	$454,967	$451,483
_____________
1In light of the front-ended, uneven rental payments required by the Company’s 99-year ground and air rights lease for the 100 Clarendon Street garage and Back Bay Transit Station in Boston, MA, and to make period-to-period comparisons more meaningful to investors, the adjustment does not include the straight-line impact of approximately $(4,527) and $(83) for the three months ended June 30, 2026 and 2025, respectively. As of June 30, 2026, the Company has remaining lease payments aggregating approximately $15.6 million, all of which it expects to incur by the end of 2027 with no payments thereafter. Under GAAP, the Company recognizes expense of $(111) per quarter on a straight-line basis over the term of the lease. However, unlike more traditional ground and air rights leases, the timing and amounts of the rental payments by the Company correlate to the uneven timing and funding by the Company of capital expenditures related to improvements at Back Bay Transit Station. As a result, the amounts excluded from the adjustment each quarter through 2027 may vary significantly.
2Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 8.
3Pages 21-24 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to June 30, 2026 and therefore are no longer a part of the Company’s property portfolio.
4For a quantitative reconciliation for the three months ended June 30, 2026, see page 63.
5For a quantitative reconciliation for the three months ended June 30, 2026, see page 65.

Q2 2026
Same property net operating income (NOI) by reportable segment
(dollars in thousands)

	Office [1]				Hotel & Residential
	Three Months Ended		$	%	Three Months Ended		$	%
	30-Jun-26	30-Jun-25	Change	Change	30-Jun-26	30-Jun-25	Change	Change
Rental Revenue [2]	$842,059	$812,662			$18,584	$18,129
Less: Termination income	2,828	559			—	—
Rental revenue (excluding termination income) [2]	839,231	812,103	$27,128	3.3%	18,584	18,129	$455	2.5%
Less: Operating expenses and real estate taxes	326,187	316,247	9,940	3.1%	11,375	12,169	(794)	(6.5)%
NOI (excluding termination income) [2,3]	$513,044	$495,856	$17,188	3.5%	$7,209	$5,960	$1,249	21.0%

Rental revenue (excluding termination income) [2]	$839,231	$812,103	$27,128	3.3%	$18,584	$18,129	$455	2.5%
Less: Straight-line rent and fair value lease revenue and amortization and accretion from sales-type lease	37,748	27,564	10,184	36.9%	(2)	(2)	—	—%
Add: Lease transaction costs that qualify as rent inducements [4]	4,072	4,277	(205)	(4.8)%	—	—	—	—%
Subtotal	805,555	788,816	16,739	2.1%	18,586	18,131	455	2.5%
Less: Operating expenses and real estate taxes	326,187	316,247	9,940	3.1%	11,375	12,169	(794)	(6.5)%
Add: Straight-line ground rent expense [5]	511	531	(20)	(3.8)%	—	—	—	—%
NOI - cash (excluding termination income) 2, [3]	$479,879	$473,100	$6,779	1.4%	$7,211	$5,962	$1,249	20.9%

	Consolidated Total [1] (A)				BXP’s share of Unconsolidated Joint Ventures (B)
	Three Months Ended		$	%	Three Months Ended		$	%
	30-Jun-26	30-Jun-25	Change	Change	30-Jun-26	30-Jun-25	Change	Change
Rental Revenue [2]	$860,643	$830,791			$36,823	$36,588
Less: Termination income	2,828	559			—	(374)
Rental revenue (excluding termination income) [2]	857,815	830,232	$27,583	3.3%	36,823	36,962	$(139)	(0.4)%
Less: Operating expenses and real estate taxes	337,562	328,416	9,146	2.8%	16,804	16,652	152	0.9%
NOI (excluding termination income) [2,3]	$520,253	$501,816	$18,437	3.7%	$20,019	$20,310	$(291)	(1.4)%

Rental revenue (excluding termination income) [2]	$857,815	$830,232	$27,583	3.3%	$36,823	$36,962	$(139)	(0.4)%
Less: Straight-line rent and fair value lease revenue and amortization and accretion from sales-type lease	37,746	27,562	10,184	36.9%	2,118	1,754	364	20.8%
Add: Lease transaction costs that qualify as rent inducements [4]	4,072	4,277	(205)	(4.8)%	—	(21)	21	100.0%
Subtotal	824,141	806,947	17,194	2.1%	34,705	35,187	(482)	(1.4)%
Less: Operating expenses and real estate taxes	337,562	328,416	9,146	2.8%	16,804	16,652	152	0.9%
Add: Straight-line ground rent expense [5]	511	531	(20)	(3.8)%	121	136	(15)	(11.0)%
NOI - cash (excluding termination income) 2, [3]	$487,090	$479,062	$8,028	1.7%	$18,022	$18,671	$(649)	(3.5)%

	Partners’ share of Consolidated Joint Ventures (C)				BXP’s Share [2,6]
	Three Months Ended		$	%	Three Months Ended		$	%
	30-Jun-26	30-Jun-25	Change	Change	30-Jun-26	30-Jun-25	Change	Change
Rental Revenue [2]	$91,611	$88,271			$805,855	$779,108
Less: Termination income	23	—			2,805	185
Rental revenue (excluding termination income) [2]	91,588	88,271	$3,317	3.8%	803,050	778,923	$24,127	3.1%
Less: Operating expenses and real estate taxes	38,129	36,709	1,420	3.9%	316,237	308,359	7,878	2.6%
NOI (excluding termination income) [2,3]	$53,459	$51,562	$1,897	3.7%	$486,813	$470,564	$16,249	3.5%

Rental revenue (excluding termination income) [2]	$91,588	$88,271	$3,317	3.8%	$803,050	$778,923	$24,127	3.1%
Less: Straight-line rent and fair value lease revenue and amortization and accretion from sales-type lease	3,315	6,236	(2,921)	(46.8)%	36,549	23,080	13,469	58.4%
Add: Lease transaction costs that qualify as rent inducements [4]	1	924	(923)	(99.9)%	4,071	3,332	739	22.2%
Subtotal	88,274	82,959	5,315	6.4%	770,572	759,175	11,397	1.5%
Less: Operating expenses and real estate taxes	38,129	36,709	1,420	3.9%	316,237	308,359	7,878	2.6%
Add: Straight-line ground rent expense [5]	—	—	—	—%	632	667	(35)	(5.2)%
NOI - cash (excluding termination income) 2, [3]	$50,145	$46,250	$3,895	8.4%	$454,967	$451,483	$3,484	0.8%
___________________
1Includes 100% share of consolidated joint ventures that are a Same Property.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
3For a quantitative reconciliation of net income attributable to BXP, Inc. to net operating income (NOI) (excluding termination income) and NOI - cash (excluding termination income), see pages 9-10.

Q2 2026
Same property net operating income (NOI) by reportable segment (continued)
4Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 8.
5Excludes the straight-line impact of approximately $(4,527) and $(83) for the three months ended June 30, 2026 and 2025, respectively, in connection with the Company’s 99-year ground and air rights lease at 100 Clarendon Street garage and Back Bay Transit Station.
6BXP’s Share equals (A) + (B) - (C).

Q2 2026
Capital expenditures
(dollars in thousands, except PSF amounts)

CAPITAL EXPENDITURES

	Three Months Ended
	30-Jun-26	31-Mar-26
Maintenance capital expenditures	$15,936	$18,984
Planned capital expenditures associated with acquisition properties	719	4,206
Repositioning capital expenditures	634	323
Hotel improvements, equipment upgrades and replacements	1,259	1,066
Subtotal	18,548	24,579
Add:
BXP’s share of maintenance capital expenditures from unconsolidated joint ventures (JVs)	572	455
BXP’s share of planned capital expenditures associated with acquisition properties from unconsolidated JVs	17	11
BXP’s share of repositioning capital expenditures from unconsolidated JVs	—	—
Less:
Partners’ share of maintenance capital expenditures from consolidated JVs	1,891	2,792
Partners’ share of planned capital expenditures associated with acquisition properties from consolidated JVs	—	—
Partners’ share of repositioning capital expenditures from consolidated JVs	—	—
BXP’s Share of Capital Expenditures [1]	$17,246	$22,253

___________________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.

Q2 2026
Acquisitions and dispositions
For the period from January 1, 2026 through June 30, 2026
(dollars in thousands)

ACQUISITIONS

				BXP’s Share of Investment
Property	Location	Date Acquired	Square Feet	Initial	Anticipated Future	Total	In-service Leased (%)
13150 Worldgate Drive (20% ownership)	Herndon, VA	June 4, 2026	N/A	$4,236	$22,164	$26,400	N/A
Total Acquisitions			—	$4,236	$22,164	$26,400	—%
DISPOSITIONS

Property	Location	Date Disposed	Square Feet	BXP’s Share of Gross Sales Price	BXP’s Share of Net Cash Proceeds	BXP’s Share of Book Gain (Loss) [1]
Land:
North First Business Park [2]	San Jose, CA	January 14, 2026	191,000	$50,500	$49,076	$(229)
Shady Grove Parcel 1 [2]	Rockville, MD	February 5, 2026	N/A	24,650	23,673	(763)
13150 Worldgate Drive (50% ownership)	Herndon, VA	June 4, 2026	N/A	10,275	10,248	832
			191,000	85,425	82,997	(160)
Residential:
The Lofts at Atlantic Wharf	Boston, MA	February 25, 2026	87,000	55,500	54,065	14,764
			87,000	55,500	54,065	14,764
Non-Strategic Office / Retail:
Gateway Commons (50% ownership) [2]	South San Francisco, CA	January 2, 2026	792,700	150,000	131,023	6,407
7750 Wisconsin Avenue (50% ownership)	Bethesda/Chevy Chase, MD	March 19, 2026	736,000	215,000	81,501	34,840
Kingstowne Retail	Alexandria, VA	April 17, 2026	88,300	19,700	18,928	7,029
			1,617,000	384,700	231,452	48,276
Total Dispositions			1,895,000	$525,625	$368,514	$62,880

___________________
1Excludes approximately $0.1 million of loss related to sales that occurred in prior periods.
2The Company previously recognized an impairment loss.

Q2 2026
Construction in progress
(dollars in thousands)
CONSTRUCTION IN PROGRESS AT JUNE 30, 2026 1

	Actual/Estimated				BXP’s share
	Initial Occupancy	Stabilization Date		Square Feet	Investment to Date [2]	Estimated Total Investment [2]	Total Financing	Amount Drawn	Estimated Future Equity Requirement [2]	Percentage Leased [3]		Percentage placed in-service [4]	Net Operating Income (Loss) [5] (BXP’s share)
			Location
Office
Reservoir Place [6]	Q2 2027	Q2 2027	Waltham, MA	363,000	$11,954	$87,000	$—	$—	$75,046	89%		—%	N/A
725 12th Street	Q1 2029	Q4 2030	Washington, DC	320,000	109,553	349,600	—	—	240,047	87%		—%	N/A
343 Madison Avenue [7]	Q3 2029	Q2 2031	New York, NY	930,000	429,623	1,971,000	—	—	1,541,377	50%		—%	N/A
Total Office Properties under Construction				1,613,000	551,130	2,407,600	—	—	1,856,470	66%		—%	N/A

Residential [8]
17 Hartwell Avenue (312 units) (20% ownership)	Q2 2027	Q2 2028	Lexington, MA	347,000	18,773	35,900	19,747	512	—	—%		—%	N/A
17 Hartwell Avenue - Retail				2,100	—	—	—	—	—	—%		—%	N/A
121 Broadway Street (439 units)	Q3 2027	Q2 2029	Cambridge, MA	490,000	371,098	597,800	—	—	226,702	—%		—%	N/A
121 Broadway Street - Retail				1,550	—	—	—	—	—	—%		—%	N/A
290 Coles Street (670 units) (19.46% ownership) [9]	Q2 2028	Q3 2029	Jersey City, NJ	693,000	39,873	88,700	56,422	15,515	7,920	—%		—%	N/A
290 Coles Street - Retail				13,000	—	—	—	—	—	—%		—%	N/A
Worldgate Drive (359 units) (20% ownership)	Q3 2028	Q2 2030	Herndon, VA	347,000	4,435	26,400	13,639	—	8,326	—%		—%	N/A
Total Residential Properties under Construction				1,893,650	434,179	748,800	89,808	16,027	242,948	—%		—%	N/A
Total Properties Under Construction				3,506,650	$985,309	$3,156,400	$89,808	$16,027	$2,099,418	65%	[10]	—%	N/A
PROJECTS FULLY PLACED IN-SERVICE DURING 2026

	Actual/Estimated				BXP’s share
						Estimated Total Investment [2]		Amount Drawn at 6/30/2026	Estimated Future Equity Requirement [2]		Net Operating Income (Loss) [5] (BXP’s share)
	Initial Occupancy	Stabilization Date			Investment to Date [2]		Total Financing			Percentage
			Location	Square Feet						Leased [3]
Reston Next Retail	Q2 2026	Q4 2026	Reston, VA	30,284	$30,080	$31,600	$—	$—	$1,520	69%	$(90)
290 Binney Street (55% ownership) [11]	Q2 2026	Q2 2026	Cambridge, MA	572,578	435,734	488,000	—	—	52,266	100%	8,914
Total Projects Fully Placed In-Service				602,862	$465,814	$519,600	$—	$—	$53,786	98%	$8,824

________________
1A project is classified as Construction in Progress when (1) construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed and (2) capitalized interest has commenced.
2Includes income (loss) and interest carry on debt and equity investment.
3Represents percentage leased as of July 24, 2026, including leases with future commencement dates.
4Represents the portion of the project that no longer qualifies for capitalization of interest in accordance with GAAP.
5Amounts represent Net Operating Income (Loss) for the three months ended June 30, 2026. For partially owned properties, amount represents BXP’s share based on its ownership percentage. See the Definitions and Reconciliations sections of this supplemental package starting on page 56.
6Reservoir Place consists of approximately 528,000 rentable square feet of which approximately 165,000 square feet is in-service. For additional detail, see page 23.
7On July 28, 2026, the Company closed on a $1.2 billion construction loan reducing its future equity spend to $341 million.
8Residential Projects are shown in gross square feet beginning Q1 2026.
9Total Financing and Amount Drawn includes the Company’s share of the $225 million construction loan and $65 million of preferred equity. The Company provided the preferred equity, which accrues at a 13% internal rate of return and has been fully funded.

Q2 2026
Construction in progress (continued)
10Total percentage leased excludes Residential units.
11The Estimated Total Investment has been reduced by $20 million, of which, the Company will receive 100%. The project budget reflects the Company’s 55% share of joint venture costs related to 290 Binney Street. The Company has the sole obligation to construct an underground electrical vault for an estimated gross cost of $183.9 million. Upon completion, the Company has entered into a contract to sell the electrical vault to a third party for a fixed price of $84.1 million. The net investment of $99.8 million will be included in the Company’s outside basis in 290 Binney Street. The Company has invested $147.1 million for the vault as of June 30, 2026.

Q2 2026
Land parcels and purchase options
as of June 30, 2026

OWNED LAND PARCELS AND PROPERTIES HELD FOR REDEVELOPMENT 1

Location	Approximate Developable Square Feet [2]
Office
New York, NY (25% ownership)	2,000,000
Princeton, NJ	1,723,000
Reston, VA	1,278,000
San Jose, CA (55% ownership)	1,088,000
San Francisco, CA	850,000
Springfield, VA	576,000
Waltham, MA	538,000
Lexington, MA	420,000
Washington, DC	320,000
Rockville, MD	150,000
Boston, MA	25,000
Total Office	8,968,000

Residential
Reston, VA	1,193,000
Rockville, MD	622,000
Weston, MA	600,000
West Los Angeles, CA	545,000
Washington, DC (50% ownership)	520,000
Waltham, MA	274,000
Herndon, VA (50% ownership)	236,000
Total Residential	3,990,000

Total Owned Land Parcels	12,958,000

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

Location	Approximate Developable Square Feet [2]
Office
Waltham, MA 3	1,200,000
Boston, MA	668,000
Cambridge, MA	573,000
Total Office	2,441,000

Residential
Boston, MA	632,000
Total Residential	632,000

Total Land Purchase Options	3,073,000

__________________
1Includes properties that are no longer considered “in-service” because the occupancy percentage is below 50% and the Company anticipates a future development / redevelopment of the property. During the six months ended June 30, 2026, approximately 260,000 net rentable square feet were removed from the Company’s in-service properties portfolio in anticipation of future redevelopment. There can be no assurance that the Company will develop or redevelop these land parcels and properties for office, residential or other uses, if at all. Actual uses may differ from those shown depending on, among other things, the outcome of the permitting and/or entitlement processes for each land parcel/property.
2Represents 100% of consolidated and unconsolidated projects.
3The Company expects to be a 50% partner in the future development of these sites.

Q2 2026
Leasing activity
for the three months ended June 30, 2026

OCCUPANCY ACTIVITY - NET (INCREASE)/DECREASE IN AVAILABLE SPACE (SF)
Total
Vacant space available at the beginning of the period	5,756,769
Add:
Properties placed (and partially placed) in-service [1]	572,578
Leases expiring or terminated during the period	1,629,883
Total space available for lease	7,959,230

1st generation leases [2]	775,869
2nd generation leases with new clients [3]	825,784
2nd generation lease renewals	970,125
Total leases commenced during the period [4]	2,571,778

Vacant space available for lease at the end of the period	5,387,452
Net (increase)/decrease in available space	369,317

LEASING ACTIVITY - EXECUTED LEASES
1st generation leases [2]	551,047
2nd generation leases with new clients [3]	734,967
2nd generation leases renewals	469,147
Total Leases executed during the period	1,755,161

2nd generation leasing information:
Weighted average lease term (months)	83
Weighted average free rent period (days)	172
Total transaction costs per square foot [5]	99.12
Lease Costs per year of term	$14.32
Increase (decrease) in gross rents [6]	1.18%
Increase (decrease) in net rents [7]	1.58%

	All leases executed in the quarter (SF)			Incr (decr) in 2nd generation cash rents
	1st generation	2nd generation	total	gross [6,8]	net [7,8]
Boston	322,116	190,731	512,847	14.21%	23.66%
Los Angeles	—	44,882	44,882	—%	—%
New York	221,158	277,778	498,936	12.77%	19.92%
San Francisco	—	375,987	375,987	(13.45)%	(17.76)%
Seattle	—	103,440	103,440	(14.70)%	(20.11)%
Washington, DC	7,773	211,296	219,069	(6.95)%	(10.20)%
Total / Weighted Average	551,047	1,204,114	1,755,161	1.18%	1.58%

_____________
1 Total square feet of properties placed in service in Q2 2026 consists of 572,578 at 290 Binney Street.
2 1st generation leases are defined as leases for development and redevelopment space that has not previously been leased.
3 2nd generation leases are defined as leases for in-service space that has previously been leased.
4 Leases for 296,406 square feet were signed in the current quarter.
5 Total transaction costs include tenant improvements and leasing commissions, but exclude free rent concessions.
6 Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 877,841 square feet of 2nd generation leases that had been occupied within the prior 24 months from the execution of the new lease; excludes leases that management considers temporary because the client is not expected to occupy the space on a long-term basis.
7 Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 877,841 square feet of 2nd generation leases that had been occupied within the prior 24 months from the execution of the new lease; excludes leases that management considers temporary because the client is not expected to occupy the space on a long-term basis.
8 The calculation for the increase/(decrease) of gross rent and net rent are based on current quarter expenses.

Q2 2026
Portfolio overview
for the three months ended June 30, 2026
(dollars in thousands)

Rentable square footage of in-service properties by location and unit type 1, 2, 3

	Office	Retail	Residential	Hotel	Total
Boston	14,563,113	1,076,529	320,444	330,000	16,290,086
Los Angeles	1,921,358	123,247	—	—	2,044,605
New York	12,538,833	488,017	—	—	13,026,850
San Francisco	6,050,899	333,171	318,171	—	6,702,241
Seattle	1,502,984	13,171	—	—	1,516,155
Washington, DC	7,010,830	535,821	417,036	—	7,963,687
Total	43,588,017	2,569,956	1,055,651	330,000	47,543,624
% of Total	91.68%	5.41%	2.22%	0.69%	100.00%

Rentable square footage of in-service properties, excluding hotel and residential properties 1, 3

Total
Rentable square feet of in-service properties [2]	47,543,624
Less:
Rentable square feet from residential and hotel properties [2]	1,402,736
Partners’ share of rentable square feet from unconsolidated joint venture properties, excluding residential properties [4]	2,884,658
Partners’ share of rentable square feet from consolidated joint venture properties [5]	3,375,570
BXP’s Share of rentable square feet, excluding residential and hotel properties [1]	39,880,660

Rental revenue of in-service properties by unit type 1, 3

	Office	Retail	Residential	Hotel [6]	Total
Consolidated	$802,549	$63,135	$3,683	$14,798	$884,165
Less:
Partners’ share from consolidated joint ventures [7]	89,780	9,877	—	—	99,657
Add:
BXP’s share from unconsolidated joint ventures [8]	36,054	2,486	3,784	—	42,324
BXP’s Share of Rental revenue [1]	$748,823	$55,744	$7,467	$14,798	$826,832
% of Total	90.57%	6.74%	0.90%	1.79%	100.00%

Percentage of BXP’s Share of net operating income (NOI) (excluding termination income) by location 1, 9

	CBD	Suburban	Total
Boston	35.31%	5.24%	40.55%
Los Angeles	3.39%	—%	3.39%
New York	23.22%	1.72%	24.94%
San Francisco	15.14%	0.71%	15.85%
Seattle	1.91%	—%	1.91%
Washington, DC	13.34%	0.02%	13.36%
Total	92.31%	7.69%	100.00%
_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
2Includes 100% of the rentable square footage of the Company’s In-Service Properties.
3For additional detail relating to the Company’s In-Service Properties, see pages 21-24.
4Represents the partners’ share of the rentable square feet from unconsolidated joint venture properties (calculated based upon the partners’ percentage ownership interest).
5Represents the partners’ share of the rentable square feet from consolidated joint venture properties (calculated based upon the partners’ percentage ownership interests).
6Excludes approximately $103 of revenue from retail clients that is included in Retail.
7See page 63 for additional information.
8See page 65 for additional information.
9BXP’s Share of NOI (excluding termination income) is a non-GAAP financial measure. For a quantitative reconciliation of net income attributable to BXP, Inc. to BXP’s Share of NOI (excluding termination income), see page 9.

Q2 2026
Residential and hotel performance
(dollars in thousands, except rental rates)

RESULTS OF OPERATIONS

	Residential [1]		Hotel
	Three Months Ended		Three Months Ended
	30-Jun-26	31-Mar-26	30-Jun-26	31-Mar-26
Rental Revenue [2]	$3,683	$4,452	$14,901	$9,101
Less: Operating expenses and real estate taxes	2,006	2,210	9,369	7,982
Net Operating Income (NOI) [2]	1,677	2,242	5,532	1,119
Add: BXP’s share of NOI from unconsolidated joint ventures	2,362	2,238	N/A	N/A
BXP’s Share of NOI [2]	$4,039	$4,480	$5,532	$1,119

Rental Revenue [2]	$3,683	$4,452	$14,901	$9,101
Less: Straight line rent and fair value lease revenue	—	16	(2)	(2)
Add: Lease transaction costs that qualify as rent inducements	—	—	—	—
Subtotal	3,683	4,436	14,903	9,103
Less: Operating expenses and real estate taxes	2,006	2,210	9,369	7,982
NOI - cash basis [2]	1,677	2,226	5,534	1,121
Add: BXP’s share of NOI-cash from unconsolidated joint ventures	2,362	2,238	N/A	N/A
BXP’s Share of NOI - cash basis [2]	$4,039	$4,464	$5,534	$1,121

RESIDENTIAL RENTAL RATES AND OCCUPANCY 2, 3 - Year-over-Year

	Residential Units	Three Months Ended		Percent Change
		30-Jun-26	30-Jun-25
Boston	440
Average Monthly Rental Rate		$4,501	$4,460	0.92%
Average Rental Rate Per Occupied Square Foot		$6.16	$6.10	0.98%
Average Physical Occupancy		95.30%	96.06%	(0.79)%
Average Economic Occupancy		95.58%	96.28%	(0.73)%
San Francisco	402
Average Monthly Rental Rate		$3,270	$2,996	9.15%
Average Rental Rate Per Occupied Square Foot		$4.12	$3.76	9.57%
Average Physical Occupancy		92.12%	89.64%	2.77%
Average Economic Occupancy		91.86%	87.86%	4.55%
Washington, DC	508
Average Monthly Rental Rate		$3,103	$2,641	17.49%
Average Rental Rate Per Occupied Square Foot		$3.77	$3.36	12.20%
Average Physical Occupancy		94.29%	70.28%	34.16%
Average Economic Occupancy		94.17%	63.98%	47.19%
Total residential units	1,350
HOTEL RENTAL RATES AND OCCUPANCY 3 - Year-over-Year

	Hotel Rooms	Three Months Ended		Percent Change
		30-Jun-26	30-Jun-25
Boston Marriott Cambridge	437
Average Occupancy		84.80%	82.80%	2.42%
Average Daily Rate		$374.01	$373.26	0.20%
Revenue Per Available Room		$317.08	$308.90	2.65%

_____________
1Includes retail space.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
3Excludes retail space. For comparative purposes, rental rates and occupancy information does not include The Lofts at Atlantic Wharf, Proto Kendall Square, and Signature at Reston, which were sold prior to June 30, 2026. For additional detail related to The Lofts at Atlantic Wharf sale, see page 14.

Q2 2026
In-service property listing

as of June 30, 2026
	Sub Market	Number of Buildings	Square Feet	Occupied % [1]	Leased % [2]	Annualized Rental Obligations Per Occupied SF [3]
CBD
BOSTON
Office
200 Clarendon Street	CBD Boston MA	1	1,700,914	99.0%	99.0%	$92.09
800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,270,419	93.4%	96.9%	76.54
100 Federal Street (55% ownership)	CBD Boston MA	1	1,233,943	92.8%	95.9%	78.73
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	860,446	100.0%	100.0%	83.05
Atlantic Wharf Office (55% ownership)	CBD Boston MA	1	793,024	100.0%	100.0%	95.22
100 Causeway Street (50% ownership) [4]	CBD Boston MA	1	633,818	100.0%	100.0%	66.73
Prudential Center (retail shops) [5]	CBD Boston MA	1	589,906	96.5%	97.8%	97.03
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	506,476	100.0%	100.0%	63.88
The Hub on Causeway - Podium (50% ownership) [4]	CBD Boston MA	1	382,988	97.3%	97.3%	65.34
888 Boylston Street - The Prudential Center	CBD Boston MA	1	377,574	96.2%	96.2%	84.30
Star Market at the Prudential Center [5]	CBD Boston MA	1	60,015	100.0%	100.0%	64.67
Subtotal		11	8,409,523	97.2%	98.3%	$82.25

290 Binney Street (55% ownership) [6,7]	East Cambridge MA	1	572,578	100.0%	100.0%	$156.85
145 Broadway	East Cambridge MA	1	490,086	99.6%	99.6%	94.51
325 Main Street	East Cambridge MA	1	406,824	98.7%	100.0%	115.57
125 Broadway [6]	East Cambridge MA	1	271,000	100.0%	100.0%	152.84
355 Main Street	East Cambridge MA	1	256,966	100.0%	100.0%	105.06
300 Binney Street (55% ownership) [6]	East Cambridge MA	1	239,908	100.0%	100.0%	167.90
90 Broadway	East Cambridge MA	1	223,771	100.0%	100.0%	94.97
255 Main Street	East Cambridge MA	1	215,394	82.5%	82.5%	93.42
150 Broadway	East Cambridge MA	1	177,226	100.0%	100.0%	104.05
105 Broadway	East Cambridge MA	1	152,664	100.0%	100.0%	78.57
250 Binney Street [6]	East Cambridge MA	1	67,362	100.0%	100.0%	94.96
University Place	Mid-Cambridge MA	1	195,282	100.0%	100.0%	63.22
Subtotal		12	3,269,061	98.6%	98.8%	$117.32

Subtotal Boston CBD		23	11,678,584	97.6%	98.4%	$92.26

Residential
Hub50House (440 units) (50% ownership) [4]	CBD Boston MA	1	320,444
Subtotal		1	320,444

Hotel
Boston Marriott Cambridge (437 rooms)	East Cambridge MA	1	334,260
Subtotal		1	334,260

LOS ANGELES
Office
Colorado Center (50% ownership) [4]	West Los Angeles CA	6	1,130,066	89.6%	90.3%	$82.77
Santa Monica Business Park	West Los Angeles CA	12	841,820	86.4%	92.2%	66.11
Santa Monica Business Park Retail [5]	West Los Angeles CA	7	72,719	87.1%	87.1%	78.10
Subtotal		25	2,044,605	88.2%	90.9%	$75.88

NEW YORK
Office
767 Fifth Avenue (The GM Building) (60% ownership)	Plaza District NY	1	1,970,335	98.4%	99.5%	$167.95
601 Lexington Avenue (55% ownership)	Park Avenue NY	1	1,671,682	99.9%	99.9%	102.56
399 Park Avenue	Park Avenue NY	1	1,567,470	100.0%	100.0%	111.44
599 Lexington Avenue	Park Avenue NY	1	1,105,007	95.7%	98.1%	86.06

Q2 2026
In-service property listing (continued)

as of June 30, 2026
	Sub Market	Number of Buildings	Square Feet	Occupied % [1]	Leased % [2]	Annualized Rental Obligations Per Occupied SF [3]
7 Times Square (55% ownership)	Times Square NY	1	1,238,722	81.5%	93.0%	77.66
250 West 55th Street	Times Square / West Side NY	1	966,976	98.7%	98.7%	104.60
200 Fifth Avenue (26.69% ownership) [4]	Midtown South NY	1	845,367	59.8%	95.7%	101.94
360 Park Avenue South (71.11% ownership) [4,7]	Midtown South NY	1	448,112	69.2%	94.9%	98.14
Dock 72 (50% ownership) [4]	Brooklyn NY	1	668,521	42.6%	42.6%	33.61
510 Madison Avenue	Fifth/Madison Avenue NY	1	352,589	93.4%	97.8%	128.30
Subtotal		10	10,834,781	88.9%	94.7%	$111.71

SAN FRANCISCO
Office
Salesforce Tower	CBD San Francisco CA	1	1,420,682	98.0%	98.0%	$116.11
Embarcadero Center Four	CBD San Francisco CA	1	945,937	95.3%	95.3%	107.18
Embarcadero Center One	CBD San Francisco CA	1	838,051	70.3%	71.1%	94.45
Embarcadero Center Two	CBD San Francisco CA	1	802,003	71.8%	72.6%	84.97
Embarcadero Center Three	CBD San Francisco CA	1	790,469	67.9%	74.4%	92.26
680 Folsom Street	CBD San Francisco CA	2	530,106	70.8%	83.9%	78.80
535 Mission Street	CBD San Francisco CA	1	303,322	88.3%	92.6%	79.75
690 Folsom Street	CBD San Francisco CA	1	26,080	100.0%	100.0%	117.22
Subtotal		9	5,656,650	82.5%	85.1%	$100.08

Residential
The Skylyne (402 units)	CBD Oakland CA	1	330,996
Subtotal		1	330,996

SEATTLE
Office
Safeco Plaza (33.67% ownership) [4]	CBD Seattle WA	1	762,540	81.3%	81.3%	$49.75
Madison Centre	CBD Seattle WA	1	753,615	82.5%	90.6%	60.80
Subtotal		2	1,516,155	81.9%	85.9%	$55.27

WASHINGTON, DC
Office
901 New York Avenue	East End Washington DC	1	526,383	82.1%	84.4%	$71.96
2100 Pennsylvania Avenue	CBD Washington DC	1	475,772	96.6%	98.7%	87.83
2200 Pennsylvania Avenue	CBD Washington DC	1	460,039	88.8%	95.4%	74.56
1330 Connecticut Avenue	CBD Washington DC	1	253,375	83.3%	83.3%	68.18
Sumner Square [8]	CBD Washington DC	1	210,542	93.0%	93.0%	51.18
500 North Capitol Street, N.W. (30% ownership) [4]	Capitol Hill Washington DC	1	230,900	95.1%	95.1%	85.06
Capital Gallery	Southwest Washington DC	1	176,909	55.5%	55.5%	63.39
Subtotal		7	2,333,920	86.8%	89.0%	$74.72

Reston Next	Reston VA	2	1,063,299	99.1%	99.6%	$63.88
South of Market	Reston VA	3	624,386	100.0%	100.0%	57.47
Fountain Square	Reston VA	2	524,326	94.9%	97.8%	54.18
One Freedom Square	Reston VA	1	427,252	87.9%	93.5%	56.22
Two Freedom Square	Reston VA	1	423,222	100.0%	100.0%	56.63
One and Two Discovery Square	Reston VA	2	366,989	89.7%	89.7%	54.30
One Reston Overlook	Reston VA	1	319,519	100.0%	100.0%	50.34
17Fifty Presidents Street	Reston VA	1	275,809	100.0%	100.0%	75.29
Democracy Tower	Reston VA	1	259,441	99.3%	99.3%	70.64
Fountain Square Retail [5]	Reston VA	1	196,642	93.6%	94.8%	52.53
Two Reston Overlook	Reston VA	1	134,615	100.0%	100.0%	57.50
Reston Next Office Phase II [7]	Reston VA	1	86,629	92.2%	92.2%	59.42

Q2 2026
In-service property listing (continued)

as of June 30, 2026
	Sub Market	Number of Buildings	Square Feet	Occupied % [1]		Leased % [2]		Annualized Rental Obligations Per Occupied SF [3]
Reston Next Retail [5,7]	Reston VA	1	30,284	—%		69.1%		—
Avant Retail [5]	Reston VA	1	26,179	100.0%		100.0%		67.97
Subtotal		19	4,758,592	96.3%		97.7%		$59.40

Wisconsin Place Office	Montgomery County MD	1	296,965	52.4%		56.0%		54.19
Subtotal		1	296,965	52.4%		56.0%		$54.19

Subtotal Washington, DC CBD		27	7,389,477	91.5%		93.3%		$63.84

Residential
Skymark (508 units) (20% ownership) [4]	Reston VA	1	417,036
Subtotal		1	417,036

	CBD Total	100	40,522,988	90.7%	9	93.6%	9	$91.02	9

	BXP’s Share of CBD			91.4%	9	93.8%	9
SUBURBAN
BOSTON
Office
Bay Colony Corporate Center [10]	Route 128 Mass Turnpike MA	2	435,917	81.0%		81.0%		$41.56
Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,995	41.1%		41.1%		37.38
180 CityPoint [6]	Route 128 Mass Turnpike MA	1	329,195	64.8%		91.5%		86.03
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	301,611	73.0%		73.0%		47.20
230 CityPoint	Route 128 Mass Turnpike MA	1	299,304	98.4%		98.4%		50.45
200 West Street [6]	Route 128 Mass Turnpike MA	1	273,361	86.1%		86.1%		95.37
880 Winter Street [6]	Route 128 Mass Turnpike MA	1	243,614	80.5%		80.5%		104.22
10 CityPoint	Route 128 Mass Turnpike MA	1	236,570	98.6%		98.6%		61.34
20 CityPoint	Route 128 Mass Turnpike MA	1	211,476	98.1%		98.1%		62.73
77 CityPoint	Route 128 Mass Turnpike MA	1	209,382	88.5%		90.2%		59.65
890 Winter Street	Route 128 Mass Turnpike MA	1	180,155	84.6%		84.6%		47.56
Reservoir Place [11]	Route 128 Mass Turnpike MA	1	164,994	68.4%		78.7%		37.79
153 & 211 Second Avenue [12]	Route 128 Mass Turnpike MA	2	154,093	84.0%		84.0%		53.43
1265 Main Street (50% ownership) [4]	Route 128 Mass Turnpike MA	1	120,681	100.0%		100.0%		59.36
103 CityPoint [6]	Route 128 Mass Turnpike MA	1	112,842	—%		—%		—
Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%		100.0%		53.85
The Point [5]	Route 128 Mass Turnpike MA	1	16,300	100.0%		100.0%		67.15
33 Hayden Avenue [6]	Route 128 Northwest MA	1	80,872	100.0%		100.0%		82.65
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%		100.0%		28.63
100 Hayden Avenue [6]	Route 128 Northwest MA	1	55,924	100.0%		100.0%		68.25
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%		100.0%		48.58
Subtotal		23	3,956,798	79.0%		81.8%		$60.67

NEW YORK
Office
510 Carnegie Center	Princeton NJ	1	234,160	74.9%		95.0%		$40.71
206 Carnegie Center	Princeton NJ	1	161,763	—%		—%		—
210 Carnegie Center	Princeton NJ	1	159,468	66.3%		66.3%		38.84
212 Carnegie Center	Princeton NJ	1	149,346	76.7%		83.5%		36.39
214 Carnegie Center	Princeton NJ	1	146,799	66.3%		68.5%		37.84
506 Carnegie Center	Princeton NJ	1	139,050	95.1%		95.1%		41.70
508 Carnegie Center	Princeton NJ	1	134,433	100.0%		100.0%		44.87
202 Carnegie Center	Princeton NJ	1	134,067	73.7%		73.7%		37.36
804 Carnegie Center	Princeton NJ	1	130,000	100.0%		100.0%		44.06
101 Carnegie Center	Princeton NJ	1	122,791	82.3%		82.3%		36.44

Q2 2026
In-service property listing (continued)

as of June 30, 2026
	Sub Market	Number of Buildings	Square Feet	Occupied % [1]		Leased % [2]		Annualized Rental Obligations Per Occupied SF [3]
504 Carnegie Center	Princeton NJ	1	121,990	100.0%		100.0%		35.68
502 Carnegie Center	Princeton NJ	1	121,460	100.0%		100.0%		48.56
701 Carnegie Center	Princeton NJ	1	120,000	100.0%		100.0%		35.32
104 Carnegie Center	Princeton NJ	1	101,969	73.4%		73.4%		38.89
103 Carnegie Center	Princeton NJ	1	96,322	64.8%		64.8%		38.28
302 Carnegie Center	Princeton NJ	1	64,926	100.0%		100.0%		37.24
211 Carnegie Center	Princeton NJ	1	47,025	—%		—%		—
201 Carnegie Center	Princeton NJ	—	6,500	100.0%		100.0%		35.76
Subtotal		17	2,192,069	75.8%		78.6%		$39.85

SAN FRANCISCO
Office
Mountain View Research Park	Mountain View CA	16	571,884	58.9%		68.3%		63.35
2440 West El Camino Real	Mountain View CA	1	142,711	51.6%		51.6%		61.86
Subtotal		17	714,595	57.4%		64.9%		$63.08

WASHINGTON, DC
Office
Kingstowne Two	Springfield VA	1	157,174	44.6%		63.9%		$37.97
Subtotal		1	157,174	44.6%		63.9%		$37.97

	Suburban Total	58	7,020,636	75.1%		78.7%		$54.00

	BXP’s Share of Suburban			74.8%		78.5%

Total In-Service Properties:		158	47,543,624	88.4%	9	91.3%	9	$86.22	9

BXP’s Share of Total In-Service Properties: [3]				88.5%	9	91.1%	9

_____________
1Represents signed leases for which revenue recognition has commenced in accordance with GAAP.
2Represents signed leases for which revenue recognition has commenced in accordance with GAAP and signed leases for vacant space with future commencement dates. For additional detail, see pages 38-54.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
4This is an unconsolidated joint venture property.
5This is a retail property.
6Classified as a laboratory/life sciences property.
7Not included in the Same Property analysis.
8This property is held for sale. There can be no assurance that the sale will be consummated on the terms currently contemplated or at all.
9Excludes hotel and residential properties. For additional detail, see page 20.
10Includes 1050 Winter Street which was fully placed in-service during the third quarter of 2025 and therefore, is not included in the Same Property analysis.
11Reservoir Place consists of approximately 528,000 rentable square feet of which approximately 363,000 square feet is in redevelopment. For additional detail, see page 15.
12211 Second Avenue is classified as a laboratory/life sciences property.

Q2 2026
Top 20 clients listing and portfolio client diversification
as of June 30, 2026
TOP 20 CLIENTS

No.	Client	BXP’s Share of Annualized Rental Obligations [1]	Weighted Average Remaining Lease Term (years) [2]
1	Salesforce	3.36%	5.7
2	Google	3.16%	10.8
3	Akamai Technologies	2.17%	8.3
4	Kirkland & Ellis	1.98%	11.7
5	Biogen	1.81%	1.9
6	AstraZeneca Pharmaceuticals	1.68%	14.8
7	Millennium Management	1.66%	9.8
8	Fannie Mae	1.52%	11.1
9	Weil Gotshal & Manges	1.24%	7.9
10	Microsoft	1.11%	7.4
11	Snap	1.05%	9.8
12	Wellington Management	1.03%	9.5
13	Ropes & Gray	1.02%	14.8
14	Arnold & Porter Kaye Scholer	1.00%	8.5
15	Allen Overy Shearman Sterling	0.96%	15.9
16	Bain Capital	0.94%	5.6
17	Morrison & Foerster	0.91%	4.2
18	Starr	0.86%	3.1
19	Leidos	0.84%	6.8
20	Wilmer Cutler Pickering Hale	0.83%	12.4
	BXP’s Share of Annualized Rental Obligations	29.15%
	BXP’s Share of Square Feet [1]	22.51%
	Weighted Average Remaining Lease Term (years)		8.9

NOTABLE SIGNED DEALS 3

Client	Property	Square Feet
Boston Dynamics	Reservoir Place [4]	322,000
Starr	343 Madison Avenue	321,000
Goodwin Procter	200 Fifth Avenue	310,000
Sidley Austin [5]	2100 M Street	234,000
McDermott Will & Schulte	725 12th Street	152,000
McDermott Will & Schulte	343 Madison Avenue	148,000
Cooley	725 12th Street	126,000
CLIENT DIVERSIFICATION 2

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
2Based on BXP’s Share of Annualized Rental Obligations.
3Represents leases signed with occupancy commencing in the future on vacant in-service space or properties under development or redevelopment. The number of square feet is an estimate.
4Lease executed is for the portion of Reservoir Place under redevelopment. For additional detail, see page 15.
5The lease and the commencement of the development are subject to various conditions.

Q2 2026
Occupancy by location
as of June 30, 2026

TOTAL IN-SERVICE OFFICE PROPERTIES 1 - Quarter-over-Quarter

	CBD		Suburban		Total
Location	30-Jun-26	31-Mar-26	30-Jun-26	31-Mar-26	30-Jun-26	31-Mar-26
Boston	97.6%	97.3%	79.0%	78.6%	92.9%	92.4%
Los Angeles	88.2%	87.2%	—%	—%	88.2%	87.2%
New York	88.9%	86.8%	75.8%	72.4%	86.7%	84.4%
San Francisco	82.5%	82.7%	57.4%	56.4%	79.7%	79.7%
Seattle	81.9%	80.7%	—%	—%	81.9%	80.7%
Washington, DC	91.5%	91.3%	44.6%	69.4%	90.5%	90.6%
Total Portfolio	90.7%	89.9%	75.1%	74.1%	88.4%	87.4%

SAME PROPERTY OFFICE PROPERTIES 1, 2 - Year-over-Year

	CBD		Suburban		Total
Location	30-Jun-26	30-Jun-25	30-Jun-26	30-Jun-25	30-Jun-26	30-Jun-25
Boston	97.5%	97.0%	78.1%	70.4%	92.5%	90.2%
Los Angeles	88.2%	87.3%	—%	—%	88.2%	87.3%
New York	89.7%	87.2%	75.8%	71.0%	87.3%	84.4%
San Francisco	82.5%	81.8%	57.4%	58.8%	79.7%	79.2%
Seattle	81.9%	84.6%	—%	—%	81.9%	84.6%
Washington, DC	91.9%	91.1%	44.6%	50.6%	90.9%	90.2%
Total Portfolio	90.9%	89.9%	74.5%	68.9%	88.4%	86.7%
_____________
1Represents signed leases for which revenue recognition has commenced in accordance with GAAP. Includes 100% of joint venture properties. Does not include residential units and hotel.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.

Q2 2026
Capital structure
(in thousands, except percentages)

CONSOLIDATED DEBT

Aggregate Principal
Mortgage Notes Payable	$4,295,912
Unsecured Line of Credit	—
Unsecured Term Loans	800,000
Unsecured Commercial Paper	750,000
Unsecured Senior Notes, at face value	8,850,000
Unsecured Exchangeable Senior Notes, at face value	1,000,000
Outstanding Principal	15,695,912
Discount on Unsecured Senior Notes	(7,226)
Deferred Financing Costs, Net	(70,123)
Consolidated Debt	$15,618,563
MORTGAGE NOTES PAYABLE

		Interest Rate
Property	Maturity Date	GAAP [1]	Stated [2]	Outstanding Principal
767 Fifth Avenue (The GM Building) (60% ownership)	June 9, 2027	3.64%	3.43%	$2,300,000
Santa Monica Business Park	October 8, 2028	5.32%	5.20%	200,000
90 Broadway, 325 Main Street, 355 Main Street and Kendall Center Green Garage	October 26, 2028	6.27%	6.04%	600,000
901 New York Avenue	January 5, 2029	5.06%	5.00%	195,912
601 Lexington Avenue (55% ownership)	January 9, 2032	2.93%	2.79%	1,000,000
Total				$4,295,912
BOSTON PROPERTIES LIMITED PARTNERSHIP UNSECURED SENIOR NOTES 3

		Interest Rate
	Maturity Date	GAAP [1]	Stated	Outstanding Principal
Unsecured Senior Notes	October 1, 2026	3.50%	2.75%	$1,000,000
Unsecured Senior Notes (“green bonds”)	December 1, 2027	6.92%	6.75%	750,000
Unsecured Senior Notes (“green bonds”)	December 1, 2028	4.63%	4.50%	1,000,000
Unsecured Senior Notes (“green bonds”)	June 21, 2029	3.51%	3.40%	850,000
Unsecured Senior Notes	March 15, 2030	2.98%	2.90%	700,000
Unsecured Senior Notes	January 30, 2031	3.34%	3.25%	1,250,000
Unsecured Senior Notes (“green bonds”)	April 1, 2032	2.67%	2.55%	850,000
Unsecured Senior Notes (“green bonds”)	October 1, 2033	2.52%	2.45%	850,000
Unsecured Senior Notes (“green bonds”)	January 15, 2034	6.62%	6.50%	750,000
Unsecured Senior Notes	January 15, 2035	5.84%	5.75%	850,000
				$8,850,000
BOSTON PROPERTIES LIMITED PARTNERSHIP UNSECURED EXCHANGEABLE SENIOR NOTES 3, 4

		Interest Rate
	Maturity Date	GAAP [1]	Stated	Outstanding Principal
Unsecured Exchangeable Senior Notes	October 1, 2030	2.50%	2.00%	$1,000,000
				$1,000,000

Q2 2026
Capital structure (continued)
CAPITALIZATION

	Shares/Units	Common Stock
	Outstanding	Equivalents	Equivalent Value [5]
Common Stock	159,522	159,522	$10,577,904
Common Operating Partnership Units	17,971	17,971	1,191,657
Total Equity		177,493	$11,769,561

Consolidated Debt (A)			$15,618,563
Add: BXP’s share of unconsolidated joint venture debt [6]			1,102,142
Less: Partners’ share of consolidated debt [7]			1,365,355
BXP’s Share of Debt [8] (B)			$15,355,350

Consolidated Market Capitalization (C)			$27,388,124
BXP’s Share of Market Capitalization [8] (D)			$27,124,911
Consolidated Debt/Consolidated Market Capitalization (A÷C)			57.03%
BXP’s Share of Debt/BXP’s Share of Market Capitalization [8] (B÷D)			56.61%

_____________
1The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, the effects of hedging transactions (excluding capped calls classified as equity) and adjustments required to reflect loans and swaps at their fair values upon consolidation.
2The stated interest rate includes the effects of hedging transactions.
3All unsecured senior notes and unsecured exchangeable senior notes are rated BBB (negative), and Baa2 (stable) by S&P and Moody’s, respectively.
4The GAAP interest rate excludes capped call transactions that are classified as equity. The initial exchange rate of the unsecured exchangeable senior notes is 10.8180 shares of BXP’s common stock per $1,000 principal amount of notes, which represents an initial exchange price of approximately $92.44 per share of BXP’s common stock. In conjunction with the issuance of the unsecured exchangeable senior notes, the Company entered into capped call transactions to cover, subject to customary adjustments, the number of shares of BXP’s common stock initially underlying the unsecured exchangeable senior notes. The capped call transactions are expected generally to reduce the potential dilution to BXP’s common stock upon any exchange of notes and/or offset any cash payments BPLP is required to make in excess of the principal amount of exchanged notes, as the case may be, with such reduction and/or offset subject to a cap. The cap price of the capped call transactions is initially $105.64 per share, which represents a premium of 40% over the last reported sale price of $75.46 per share of BXP’s common stock on September 24, 2025, and is subject to certain adjustments under the terms of the capped call transactions. The capped call transactions will expire upon the maturity of the unsecured exchangeable senior notes, if not earlier exercised or terminated, and the premiums associated with the purchase were classified as equity.
5Values are based on the June 30, 2026 closing price of $66.31 per share of BXP common stock.
6Amount is calculated based on the Company’s percentage ownership interest in the unconsolidated joint venture entities. For additional detail, see page 35.
7Amount is calculated based on the outside partners’ percentage ownership interest in the consolidated joint venture entities. For additional detail, see page 33.
8See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.

Q2 2026
Debt analysis [1]
as of June 30, 2026
(dollars in thousands)

UNSECURED REVOLVING CREDIT FACILITY - MATURES MARCH 29, 2030

	Facility	Outstanding at June 30, 2026	Remaining Capacity at June 30, 2026
Unsecured Line of Credit	$2,250,000	$—	$2,250,000
Less:
Unsecured Commercial Paper [2]			750,000
Letters of Credit			1,253
Total Remaining Capacity			$1,498,747

UNSECURED TERM LOANS

	Maturity Date	Facility	Outstanding Principal
2024 Unsecured Term Loan [3]	September 26, 2026	$100,000	$100,000
Unsecured Term Loan Facility [4]	March 30, 2029	$700,000	700,000
			$800,000

UNSECURED AND SECURED DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [5]	Maturity (years)
Unsecured Debt	72.59%	3.94%	4.06%	3.9
Secured Debt	27.41%	3.80%	3.98%	2.3
Consolidated Debt	100.00%	3.90%	4.04%	3.5

FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [5]	Maturity (years)
Floating Rate Debt [2]	11.19%	4.45%	4.53%	1.4
Fixed Rate Debt [6]	88.81%	3.83%	3.98%	3.8
Consolidated Debt	100.00%	3.90%	4.04%	3.5

_____________
1Excludes unconsolidated joint ventures. For information on BXP’s share of unconsolidated joint venture debt, see page 35.
2The unsecured commercial paper program is backstopped by available capacity under the unsecured line of credit. As such, the Company intends to maintain, at a minimum, availability under its unsecured line of credit in an amount equal to the amount of commercial paper notes outstanding. The term of the notes issued under the unsecured commercial paper program vary but may not exceed one year from the date of issuance. The commercial paper notes are included in the Company’s floating rate debt statistics. At June 30, 2026, the weighted average interest rate of the commercial paper notes outstanding was approximately 4.11% per annum and had a weighted-average maturity of 41 days from the date of issuance and therefore, the balance is reflected in the period 2026 within the Principal due at Maturity chart.
3The 2024 Unsecured Term Loan has two, one-year extension options, subject to customary conditions.
4The Unsecured Term Loan Facility has two, six-month extension options, each subject to customary conditions.
5The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, the effects of hedging transactions (excluding capped calls classified as equity) and adjustments required to reflect loans and swaps at their fair values upon consolidation.
6The Fixed Rate Debt includes the effects of hedging transactions, excluding capped calls treated as equity.

Q2 2026
Senior unsecured debt covenant compliance ratios
In the fourth quarter of 2002, the Company’s Operating Partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented from time to time (the “Indenture”), which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the Indenture.
This section presents such ratios as of June 30, 2026 to show that the Company’s Operating Partnership was in compliance with the terms of the Indenture, which has been filed with the SEC. Management is not presenting these ratios for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the Indenture.

COVENANT RATIOS AND RELATED DATA

		Senior Notes Issued Prior to December 4, 2017	Senior Notes Issued On or After December 4, 2017
	Test	Actual
Total Outstanding Debt/Total Assets [1]	Less than 60%	46.5%	43.4%
Secured Debt/Total Assets	Less than 50%	15.2%	14.2%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	3.20	3.20
Unencumbered Assets/ Unsecured Debt	Greater than 150%	238.2%	257.9%

_____________
1Capitalized Property Value for senior notes issued prior to December 4, 2017 is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized property value for senior notes issued on or after December 4, 2017 is determined for each property and is the greater of (x) annualized EBITDA capitalized at 7.0% and (y) the undepreciated book value as determined under GAAP.

Q2 2026
Net Debt to EBITDAre
(dollars in thousands)

Reconciliation of BXP’s Share of EBITDAre and BXP’s Share of EBITDAre – cash 1

	Three Months Ended
	30-Jun-26	31-Mar-26
Net income attributable to BXP, Inc.	$68,564	$101,576
Add:
Noncontrolling interest - common units of the Operating Partnership	7,779	11,561
Noncontrolling interest in property partnerships	26,121	19,869
Net income	102,464	133,006
Add:
Interest expense	153,425	152,093
Depreciation and amortization expense	236,977	227,967
Impairment loss	18,036	—
Less:
Gains on sales of real estate	6,997	13,402
Income (loss) from unconsolidated joint ventures [2]	(2,448)	35,413
Add:
BXP’s share of EBITDAre from unconsolidated joint ventures [3]	24,115	24,218
EBITDAre [1]	530,468	488,469
Less:
Partners’ share of EBITDAre from consolidated joint ventures [4]	61,359	52,519
BXP’s Share of EBITDAre [1] (A)	469,109	435,950
Add:
Stock-based compensation expense	15,463	26,043
BXP’s Share of straight-line ground rent expense adjustment [1]	(3,895)	(4,849)
BXP’s Share of lease transaction costs that qualify as rent inducements [1]	4,071	3,739
Less:
BXP’s Share of non-cash termination income adjustment [1]	(2,306)	(1,744)
BXP’s Share of straight-line rent [1]	19,396	20,444
BXP’s Share of fair value lease revenue [1]	2,864	2,715
BXP’s Share of amortization and accretion related to sales type lease [1]	278	274
BXP’s Share of EBITDAre – cash [1]	$464,516	$439,194

BXP’s Share of EBITDAre (Annualized) [5] (A x 4)	$1,876,436	$1,743,800
Reconciliation of BXP’s Share of Net Debt 1

	30-Jun-26	31-Mar-26
Consolidated debt	$15,618,563	$15,614,009
Less:
Cash and cash equivalents	493,949	512,783
Cash held in escrow for 1031 exchange	—	—
Net debt [1]	15,124,614	15,101,226
Add:
BXP’s share of unconsolidated joint venture debt [3]	1,102,142	1,098,382
Partners’ share of cash and cash equivalents from consolidated joint ventures	130,563	89,147
Less:
BXP’s share of cash and cash equivalents from unconsolidated joint ventures	70,338	92,554
Partners’ share of consolidated joint venture debt [4]	1,365,355	1,364,858
BXP’s share of related party note receivables	16,860	15,873
BXP’s Share of Net Debt [1] (B)	$14,904,766	$14,815,470

BXP’s Share of Net Debt to BXP’s Share of EBITDAre (Annualized) [B ÷ (A x 4)]	7.94	8.50
_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
2For the three months ended June 30, 2026 and March 31, 2026, amount includes gains on sales of approximately $1.2 million and $41.2 million, respectively.
3For disclosures related to the calculation of BXP’s share from unconsolidated joint ventures for the three months ended June 30, 2026, see pages 35 and 64.
4For disclosures related to the calculation of Partners’ share from consolidated joint ventures for the three months ended June 30, 2026, see pages 33 and 62.
5BXP’s Share of EBITDAre (Annualized) is calculated as the product of such amount for the quarter multiplied by four (4).

Q2 2026
Debt ratios
(in thousands, except for ratio amounts)

INTEREST COVERAGE RATIO 1

	Three Months Ended
	30-Jun-26	31-Mar-26
BXP’s Share of interest expense [1]	$156,527	$156,846
Less:
BXP’s Share of hedge amortization, net of costs [1]	1,714	1,706
BXP’s share of fair value interest adjustment [1]	260	216
BXP’s Share of amortization of financing costs [1]	5,724	5,846
Adjusted interest expense excluding capitalized interest (A)	148,829	149,078
Add:
BXP’s Share of capitalized interest [1]	12,860	16,477
Adjusted interest expense including capitalized interest (B)	$161,689	$165,555

BXP’s Share of EBITDAre – cash [1,2] (C)	$464,516	$439,194

Interest Coverage Ratio (excluding capitalized interest) (C÷A)	3.12	2.95
Interest Coverage Ratio (including capitalized interest) (C÷B)	2.87	2.65

FIXED CHARGE COVERAGE RATIO 1

	Three Months Ended
	30-Jun-26	31-Mar-26
BXP’s Share of interest expense [1]	$156,527	$156,846
Less:
BXP’s Share of hedge amortization, net of costs [1]	1,714	1,706
BXP’s Share of fair value interest adjustment [1]	260	216
BXP’s Share of amortization of financing costs [1]	5,724	5,846
Add:
BXP’s Share of capitalized interest [1]	12,860	16,477
BXP’s Share of maintenance capital expenditures [1]	14,617	16,647
Hotel improvements, equipment upgrades and replacements	1,259	1,066
Total Fixed Charges (A)	$177,565	$183,268

BXP’s Share of EBITDAre – cash [1,2] (B)	$464,516	$439,194
Fixed Charge Coverage Ratio (B÷A)	2.62	2.40

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
2For a quantitative reconciliation of BXP’s Share of EBITDAre – cash, see page 31.

Q2 2026
Consolidated joint ventures
d
as of June 30, 2026
(unaudited and in thousands)

BALANCE SHEET INFORMATION

	767 Fifth Avenue			Total Consolidated
ASSETS	(The GM Building) [1]		Norges Joint Ventures [1,2]	Joint Ventures

Real estate, net	$3,158,986		$3,248,882	$6,407,868
Cash and cash equivalents	72,903		225,337	298,240
Other assets	316,801		488,609	805,410
Total assets	$3,548,690		$3,962,828	$7,511,518

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$2,296,734		$992,552	$3,289,286
Other liabilities	54,221		169,409	223,630
Total liabilities	2,350,955		1,161,961	3,512,916
Equity:
BXP, Inc.	720,067		1,259,807	1,979,874
Noncontrolling interests	477,668		1,541,060	2,018,728	[3]
Total equity	1,197,735		2,800,867	3,998,602
Total liabilities and equity	$3,548,690		$3,962,828	$7,511,518

BXP’s nominal ownership percentage	60%		55%

Partners’ share of cash and cash equivalents [4]	$29,161		$101,402	$130,563

Partners’ share of consolidated debt [4]	$918,707	[5]	$446,648	$1,365,355

_____________
1Certain balances contain amounts that eliminate in consolidation.
2Norges Joint Ventures include 7 Times Square, 601 Lexington Avenue/One Five Nine East 53rd Street, 100 Federal Street, Atlantic Wharf Office, 300 Binney Street and 290 Binney Street.
3Amount excludes certain preferred shareholders’ capital.
4Amounts represent the partners’ share based on their respective ownership percentages.
5Amount adjusted for basis differentials.

Q2 2026
Consolidated joint ventures (continued)
for the three months ended June 30, 2026
(unaudited and in thousands)

RESULTS OF OPERATIONS

	767 Fifth Avenue		Total Consolidated
	(The GM Building)	Norges Joint Ventures [1]	Joint Ventures
Revenue
Lease [2]	$86,877	$167,600	$254,477
Straight-line rent	1,246	(27,337)	(26,091)
Fair value lease revenue	(27)	—	(27)
Termination income	30	24	54
Total lease revenue	88,126	140,287	228,413
Parking and other	—	2,491	2,491
Insurance proceeds	391	—	391
Total rental revenue [3]	88,517	142,778	231,295
Expenses
Operating	35,421	51,206	86,627
Restoration costs related to insurance claim	125	—	125
Net Operating Income (NOI)	52,971	91,572	144,543

Other income (expense)
Development and management services revenue	—	5	5
Gain from investments in securities	—	1	1
Interest and other income	642	1,914	2,556
Interest expense	(21,176)	(7,633)	(28,809)
Depreciation and amortization expense	(18,270)	(33,752)	(52,022)
General and administrative expense	(15)	(112)	(127)
Total other income (expense)	(38,819)	(39,577)	(78,396)
Net income	$14,152	$51,995	$66,147

FUNDS FROM OPERATIONS (FFO)

BXP’s nominal ownership percentage	60%	55%

	767 Fifth Avenue		Total Consolidated
Reconciliation of Partners’ share of FFO	(The GM Building)	Norges Joint Ventures [1]	Joint Ventures
Net income	$14,152	$51,995	$66,147
Add: Depreciation and amortization expense	18,270	33,752	52,022
Entity FFO	$32,422	$85,747	$118,169

Noncontrolling interest in property partnerships (Partners’ NCI) [4]	$4,552	$21,569	$26,121
Partners’ share of depreciation and amortization expense after BXP’s basis differential [4]	7,674	15,662	23,336
Partners’ share FFO [4]	$12,226	$37,231	$49,457

Reconciliation of BXP’s share of FFO
BXP’s share of net income adjusted for partners’ NCI	$9,600	$30,426	$40,026
Depreciation and amortization expense - BXP’s basis difference	61	618	679
BXP’s share of depreciation and amortization expense	10,535	17,472	28,007
BXP’s share of FFO	$20,196	$48,516	$68,712
_____________
1 Norges Joint Ventures include 7 Times Square, 601 Lexington Avenue/One Five Nine East 53rd Street, 100 Federal Street, Atlantic Wharf Office, 300 Binney Street, and 290 Binney Street.
2 Lease revenue includes recoveries and service income from clients.
3 See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
4 Amounts represent the partners’ share based on their respective ownership percentages and are adjusted for basis differentials and the allocations of management and other fees and depreciation and amortization related to capitalized fees.

Q2 2026
Unconsolidated joint ventures [1]

as of June 30, 2026
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

	BXP’s Nominal Ownership		Mortgage/Mezzanine/Construction Loans Payable, Net		Interest Rate
Property		Net Equity		Maturity Date	Stated	GAAP [2]
Boston
The Hub on Causeway - Podium	50.00%	$50,954	$61,890	April 9, 2031	5.73%	5.94%
100 Causeway Street	50.00%	46,968	168,342	April 9, 2031	5.73%	5.94%
Hub50House	50.00%	33,167	92,093	June 17, 2032	4.43%	4.51%
Hotel Air Rights	50.00%	12,010	—	—	—%	—%
1265 Main Street	50.00%	2,841	16,018	January 1, 2032	3.77%	3.84%
17 Hartwell Avenue [3]	20.00%	16,650	178	July 10, 2030	6.75%	6.93%
Los Angeles
Colorado Center	50.00%	25,931	274,902	August 9, 2027	3.56%	3.59%
Beach Cities Media Campus [4]	50.00%	67	—	—	—%	—%
New York
360 Park Avenue South	71.11%	107,038	155,808	December 13, 2027	6.13%	6.44%
Dock 72 [5]	50.00%	81,558	—	—	—%	—%
200 Fifth Avenue	26.69%	79,039	154,082	November 24, 2028	4.34%	5.60%
3 Hudson Boulevard [6]	25.00%	107,957	32,699	November 9, 2027	9.24%	10.71%
290 Coles Street - Common Equity [7]	19.46%	19,778	2,546	March 5, 2029	6.15%	6.46%
290 Coles Street - Preferred Equity [8]	—%	68,320	—	—	—%	—%
San Francisco
Platform 16	55.00%	58,353	—	—	—%	—%
Seattle
Safeco Plaza	33.67%	(685)	84,156	November 30, 2028	4.00%	4.09%
Washington, DC
1001 6th Street	50.00%	45,798	—	—	—%	—%
13100 Worldgate Drive	50.00%	16,139	—	—	—%	—%
Wisconsin Place Parking Facility	33.33%	28,661	—	—	—%	—%
500 North Capitol Street, N.W. [9]	30.00%	(12,876)	31,445	December 31, 2026	6.88%	7.21%
Skymark - Reston Next Residential	20.00%	14,039	27,983	November 13, 2026	5.62%	5.64%
13150 Worldgate Drive [10]	20.00%	4,357	—	June 10, 2031	NA	NA
		806,064
Investments with deficit balances reflected within Other Liabilities		14,004
Investments in Unconsolidated Joint Ventures		$820,068
Mortgage/Mezzanine/Construction Loans Payable, Net			$1,102,142

Q2 2026
Unconsolidated joint ventures (continued) [1]

FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [2]	Maturity (years)
Floating Rate Debt	19.87%	6.47%	6.99%	1.3
Fixed Rate Debt	80.13%	4.52%	4.83%	4.1
Total Debt	100.00%	4.91%	5.26%	3.6

_____________
1Amounts represent BXP’s share based on its ownership percentage.
2The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, which includes mortgage recording fees, the effects of hedging transactions (if any) and adjustments required under Accounting Standards Codification 805 “Business Combinations” to reflect loans at their fair values (if any).
3The construction financing has a borrowing capacity of $98.7 million.
4The Company completed the sale of the property on September 17, 2025 and is currently in the process of dissolving the joint venture.
5This investment includes a net deficit balance from the amenity joint venture.
6The indebtedness consists of (x) a senior loan with a third-party lender with a principal amount of $108.0 million that bears interest at a variable rate equal to Term SOFR plus 5.25% per annum and (y) a mezzanine loan provided by the Company with a maximum commitment of $50.0 million that bears interest at a variable rate equal to Term SOFR plus 7.25% per annum. As of June 30, 2026, the Company has funded approximately $25.4 million of the mezzanine loan. The loan is reflected as related party notes receivable, net on the Company’s Consolidated Balance Sheets.
7The construction financing has a borrowing capacity of $225.0 million.
8The Company has fully funded the first $65.0 million of required capital through its preferred equity investment accruing at a 13% internal rate of return and is to be redeemed, in full, upon the earlier of two years after stabilization or March 5, 2030.
9The indebtedness consists of (x) a $70.0 million mortgage loan payable (Note A) and (y) a $35.0 million mortgage loan payable (Note B), which both bear interest at a fixed rate of 6.88% per annum. The Company provided $10.5 million (or 30%) of the Note B mortgage financing to the joint venture. The loan is reflected as related party notes receivable, net on the Company’s Consolidated Balance Sheets.
10 No amounts have been drawn under the $68.2 million construction facility.

Q2 2026
Unconsolidated joint ventures (continued)
for the three months ended June 30, 2026
(unaudited and in thousands)

RESULTS OF OPERATIONS 1

	Boston	Los Angeles		New York		San Francisco	Seattle	Washington, DC	Total Unconsolidated Joint Ventures
Revenue
Lease [2]	$28,188	$21,203		$12,657		$—	$7,563	$10,570	$80,181
Straight-line rent	252	(1,438)		10,575		—	45	(167)	9,267
Fair value lease revenue	—	—		329		—	998	—	1,327
Termination income	—	—		—		—	—	—	—
Amortization and accretion related to sales-type lease	58	—		—		—	—	—	58
Total lease revenue	28,498	19,765		23,561		—	8,606	10,403	90,833
Parking and other	(23)	2,227		81		—	628	1,006	3,919
Total rental revenue [3]	28,475	21,992		23,642		—	9,234	11,409	94,752
Expenses
Operating	10,836	7,726		17,548		1,022	3,612	5,627	46,371
Net operating income (loss)	17,639	14,266		6,094		(1,022)	5,622	5,782	48,381

Other income (expense)
Development and management services revenue	—	—		606		—	—	—	606
Interest and other income (loss)	275	767		832		—	92	149	2,115
Interest expense	(9,394)	(4,998)		(14,541)		—	(3,738)	(3,977)	(36,648)
Loss on interest rate contracts	—	—		—		—	(35)	—	(35)
Transaction costs	(1)	—		—		—	(192)	(165)	(358)
Depreciation and amortization expense	(8,431)	(5,718)		(10,657)		—	(1,545)	(3,096)	(29,447)
General and administrative expense	(2)	(3)		(183)		—	(34)	(164)	(386)
Gain on sale of real estate	—	—		—		—	—	2,716	2,716
Total other income (expense)	(17,553)	(9,952)		(23,943)		—	(5,452)	(4,537)	(61,437)
Net income (loss)	$86	$4,314		$(17,849)		$(1,022)	$170	$1,245	$(13,056)

Reconciliation of BXP’s share of Funds from Operations (FFO)
BXP’s share of net income (loss)	$42	$2,017		$(5,960)		$(565)	$54	$919	$(3,493)
Basis differential
Straight-line rent	$—	$96	[4]	$93	[4]	$—	$—	$—	$189
Fair value lease revenue	—	45	[4]	216	[4]	—	—	—	261
Interest expense	—	—		(68)		—	—	—	(68)
Fair value interest adjustment	—	—		(260)		—	—	—	(260)
Amortization of financing costs	—	—		111		—	—	—	111
Depreciation and amortization expense	(4)	546	[4]	760	[4]	—	(340)	(24)	938
Gain on sale of investment	—	—		—		325	—	—	325
Gain on sale of real estate	—	—		—		—	—	(451)	(451)
Total basis differential	(4)	687	[4]	852	[4]	325	(340)	(475)	1,045
Income (loss) from unconsolidated joint ventures	38	2,704		(5,108)		(240)	(286)	444	(2,448)
Add:
BXP’s share of depreciation and amortization expense	4,220	2,312	[4]	4,510	[4]	—	861	813	12,716
Less:
BXP’s share of gains on sales [5]	—	—		—		325	—	832	1,157
BXP’s share of FFO	$4,258	$5,016		$(598)		$(565)	$575	$425	$9,111
_____________
1 For information on the properties included for each region and the Company’s percentage ownership in each property, see pages 21-24.
2 Lease revenue includes recoveries and service income from clients.
3 See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
4 The Company’s purchase price allocation under ASC 805 for certain joint ventures differs from the historical basis of the venture.
5 For additional information, see page 14.

Q2 2026
Lease expirations - All in-service properties[1,2,3]

as of June 30, 2026

OFFICE

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2026	251,312	223,957	15,064,622	67.27	15,074,987	67.31	0.59%
2027	1,700,915	1,504,936	110,318,038	73.30	111,937,107	74.38	3.98%
2028	2,601,307	1,997,005	180,636,273	90.45	188,262,633	94.27	5.28%
2029	3,749,900	3,288,193	255,540,908	77.71	267,848,512	81.46	8.70%
2030	2,431,825	2,333,686	184,100,094	78.89	193,213,275	82.79	6.18%
2031	2,497,691	2,398,554	210,827,852	87.90	224,597,481	93.64	6.35%
2032	2,895,368	2,660,578	204,684,914	76.93	236,560,895	88.91	7.04%
2033	2,816,394	2,607,033	223,828,610	85.86	253,265,887	97.15	6.90%
2034	3,006,153	2,563,048	235,345,286	91.82	260,605,940	101.68	6.78%
2035	2,339,470	1,880,102	155,644,813	82.79	183,470,998	97.59	4.98%
Thereafter	13,789,766	11,380,963	973,195,338	85.51	1,183,292,483	103.97	30.12%

RETAIL

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2026	54,644	45,050	3,683,862	81.77	3,789,104	84.11	1.97%
2027	69,962	65,263	8,571,755	131.34	8,625,755	132.17	2.85%
2028	81,544	79,767	7,786,786	97.62	7,907,538	99.13	3.48%
2029	165,301	159,976	16,639,378	104.01	17,306,080	108.18	6.98%
2030	167,127	130,719	12,483,651	95.50	13,216,676	101.11	5.70%
2031	105,135	96,374	12,016,550	124.69	12,952,976	134.40	4.20%
2032	139,963	132,650	10,609,196	79.98	11,623,222	87.62	5.79%
2033	352,670	319,267	29,826,960	93.42	33,370,852	104.52	13.93%
2034	359,056	262,584	35,526,582	135.30	40,429,502	153.97	11.46%
2035	334,520	291,425	16,639,795	57.10	19,842,160	68.09	12.71%
Thereafter	301,982	254,984	42,505,298	166.70	38,985,581	152.89	11.12%

IN-SERVICE PROPERTIES

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2026	305,956	269,007	18,748,484	69.70	18,864,091	70.12	0.67%
2027	1,770,877	1,570,199	118,889,793	75.72	120,562,862	76.78	3.92%
2028	2,682,851	2,076,772	188,423,059	90.73	196,170,171	94.46	5.18%
2029	3,915,201	3,448,169	272,180,286	78.93	285,154,592	82.70	8.60%
2030	2,598,952	2,464,405	196,583,745	79.77	206,429,951	83.76	6.15%
2031	2,602,826	2,494,928	222,844,402	89.32	237,550,457	95.21	6.22%
2032	3,035,331	2,793,228	215,294,110	77.08	248,184,117	88.85	6.97%
2033	3,169,064	2,926,300	253,655,570	86.68	286,636,739	97.95	7.30%
2034	3,365,209	2,825,632	270,871,868	95.86	301,035,442	106.54	7.05%
2035	2,673,990	2,171,527	172,284,608	79.34	203,313,158	93.63	5.42%
Thereafter	14,091,748	11,635,947	1,015,700,636	87.29	1,222,278,064	105.04	29.03%
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q2 2026
Lease expirations - Boston region in-service properties [1,2,3]
as of June 30, 2026

OFFICE

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	165,165	146,003	10,757,782	73.68	10,757,783	73.68
2027	483,929	410,173	28,537,838	69.58	28,852,536	70.34
2028	854,333	824,216	80,426,906	97.58	83,686,465	101.53
2029	1,214,832	1,081,346	75,067,664	69.42	79,014,122	73.07
2030	1,163,408	1,147,529	82,477,942	71.87	86,163,650	75.09
2031	558,597	549,974	39,059,165	71.02	41,604,114	75.65
2032	1,063,444	1,063,444	83,125,362	78.17	101,178,967	95.14
2033	459,337	430,614	38,785,251	90.07	44,428,236	103.17
2034	1,444,356	1,287,759	113,878,239	88.43	126,194,538	98.00
2035	717,734	647,451	56,501,148	87.27	72,647,489	112.21
Thereafter	5,163,546	4,025,141	369,554,420	91.81	455,182,545	113.08

RETAIL

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	13,736	13,736	1,944,859	141.59	1,944,859	141.59
2027	21,743	20,717	3,875,146	187.05	3,886,230	187.59
2028	28,435	28,435	3,951,170	138.95	4,041,033	142.11
2029	61,901	61,226	8,709,129	142.25	8,829,754	144.22
2030	93,517	57,542	6,244,892	108.53	6,341,013	110.20
2031	11,243	11,243	1,304,393	116.02	1,392,938	123.89
2032	80,000	73,805	5,788,328	78.43	6,295,392	85.30
2033	287,788	254,385	21,574,955	84.81	24,195,295	95.11
2034	164,155	131,856	11,064,296	83.91	12,100,393	91.77
2035	119,685	119,685	8,550,706	71.44	8,945,595	74.74
Thereafter	140,678	130,167	14,243,333	109.42	18,260,791	140.29

TOTAL PROPERTY TYPES

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	178,901	159,739	12,702,641	79.52	12,702,642	79.52
2027	505,672	430,890	32,412,984	75.22	32,738,766	75.98
2028	882,768	852,651	84,378,076	98.96	87,727,498	102.89
2029	1,276,733	1,142,572	83,776,793	73.32	87,843,876	76.88
2030	1,256,925	1,205,071	88,722,834	73.62	92,504,663	76.76
2031	569,840	561,217	40,363,558	71.92	42,997,052	76.61
2032	1,143,444	1,137,249	88,913,690	78.18	107,474,359	94.50
2033	747,125	684,999	60,360,206	88.12	68,623,531	100.18
2034	1,608,511	1,419,615	124,942,535	88.01	138,294,931	97.42
2035	837,419	767,136	65,051,854	84.80	81,593,084	106.36
Thereafter	5,304,224	4,155,308	383,797,753	92.36	473,443,336	113.94
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q2 2026
Quarterly lease expirations - Boston region in-service properties [1,2,3]
as of June 30, 2026

OFFICE

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	—	—	—	—	—	—
Q2 2026	—	—	—	—	—	—
Q3 2026	50,495	37,829	2,622,422	69.32	2,622,423	69.32
Q4 2026	114,670	108,174	8,135,360	75.21	8,135,360	75.21
Total 2026	165,165	146,003	10,757,782	73.68	10,757,783	73.68

Q1 2027	214,466	151,355	11,990,945	79.22	12,078,143	79.80
Q2 2027	59,197	52,244	2,453,733	46.97	2,461,015	47.11
Q3 2027	25,901	22,208	1,245,721	56.09	1,261,965	56.82
Q4 2027	184,365	184,365	12,847,439	69.68	13,051,413	70.79
Total 2027	483,929	410,173	28,537,838	69.58	28,852,536	70.34

RETAIL

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	—	—	—	—	—	—
Q2 2026	—	—	—	—	—	—
Q3 2026	959	959	15,000	15.64	15,000	15.64
Q4 2026	12,777	12,777	1,929,859	151.04	1,929,859	151.04
Total 2026	13,736	13,736	1,944,859	141.59	1,944,859	141.59

Q1 2027	13,151	13,151	2,159,460	164.21	2,162,018	164.40
Q2 2027	3,576	3,261	774,457	237.49	774,457	237.49
Q3 2027	1,315	1,315	406,569	309.18	406,569	309.18
Q4 2027	3,701	2,990	534,661	178.82	543,187	181.67
Total 2027	21,743	20,717	3,875,146	187.05	3,886,230	187.59

TOTAL PROPERTY TYPES

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	—	—	—	—	—	—
Q2 2026	—	—	—	—	—	—
Q3 2026	51,454	38,788	2,637,422	68.00	2,637,423	68.00
Q4 2026	127,447	120,951	10,065,219	83.22	10,065,219	83.22
Total 2026	178,901	159,739	12,702,641	79.52	12,702,642	79.52

Q1 2027	227,617	164,506	14,150,405	86.02	14,240,161	86.56
Q2 2027	62,773	55,505	3,228,190	58.16	3,235,472	58.29
Q3 2027	27,216	23,523	1,652,290	70.24	1,668,534	70.93
Q4 2027	188,066	187,355	13,382,100	71.43	13,594,600	72.56
Total 2027	505,672	430,890	32,412,984	75.22	32,738,766	75.98
`
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q2 2026
Lease expirations - Los Angeles region in-service properties [1,2,3]
as of June 30, 2026

OFFICE

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	—	—	—	—	—	—
2027	187,615	94,310	7,149,909	75.81	7,351,458	77.95
2028	270,593	172,796	14,736,066	85.28	15,618,894	90.39
2029	229,160	147,509	10,537,866	71.44	10,547,636	71.51
2030	48,592	48,592	3,082,261	63.43	3,476,234	71.54
2031	7,752	7,752	552,439	71.26	632,555	81.60
2032	267,810	148,844	12,299,938	82.64	14,784,814	99.33
2033	186,894	93,447	8,185,957	87.60	10,414,824	111.45
2034	3,739	3,739	242,624	64.89	298,397	79.81
2035	—	—	—	—	—	—
Thereafter	494,641	494,641	32,750,188	66.21	42,955,825	86.84

RETAIL

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	19,188	9,594	135,600	14.13	135,600	14.13
2027	—	—	—	—	—	—
2028	—	—	—	—	—	—
2029	38,118	38,118	2,342,148	61.44	2,487,300	65.25
2030	11,364	11,364	1,312,220	115.47	1,440,674	126.78
2031	—	—	—	—	—	—
2032	—	—	—	—	—	—
2033	—	—	—	—	—	—
2034	19,993	9,997	248,508	24.86	248,508	24.86
2035	8,043	8,043	644,451	80.13	798,417	99.27
Thereafter	5,827	5,827	536,256	92.03	642,811	110.32

TOTAL PROPERTY TYPES

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	19,188	9,594	135,600	14.13	135,600	14.13
2027	187,615	94,310	7,149,909	75.81	7,351,458	77.95
2028	270,593	172,796	14,736,066	85.28	15,618,894	90.39
2029	267,278	185,627	12,880,014	69.39	13,034,936	70.22
2030	59,956	59,956	4,394,481	73.30	4,916,908	82.01
2031	7,752	7,752	552,439	71.26	632,555	81.60
2032	267,810	148,844	12,299,938	82.64	14,784,814	99.33
2033	186,894	93,447	8,185,957	87.60	10,414,824	111.45
2034	23,732	13,736	491,132	35.76	546,905	39.82
2035	8,043	8,043	644,451	80.13	798,417	99.27
Thereafter	500,468	500,468	33,286,444	66.51	43,598,636	87.12
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q2 2026
Quarterly lease expirations - Los Angeles region in-service properties [1,2,3]
as of June 30, 2026

OFFICE

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	—	—	—	—	—	—
Q2 2026	—	—	—	—	—	—
Q3 2026	—	—	—	—	—	—
Q4 2026	—	—	—	—	—	—
Total 2026	—	—	—	—	—	—

Q1 2027	174,115	87,058	6,936,602	79.68	7,136,138	81.97
Q2 2027	12,496	6,248	146,203	23.40	146,203	23.40
Q3 2027	1,004	1,004	67,104	66.84	69,117	68.84
Q4 2027	—	—	—	—	—	—
Total 2027	187,615	94,310	7,149,909	75.81	7,351,458	77.95

RETAIL

BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	—	—	—	—	—	—
Q2 2026	—	—	—	—	—	—
Q3 2026	19,188	9,594	135,600	14.13	135,600	14.13
Q4 2026	—	—	—	—	—	—
Total 2026	19,188	9,594	135,600	14.13	135,600	14.13

Q1 2027	—	—	—	—	—	—
Q2 2027	—	—	—	—	—	—
Q3 2027	—	—	—	—	—	—
Q4 2027	—	—	—	—	—	—
Total 2027	—	—	—	—	—	—

TOTAL PROPERTY TYPES

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	—	—	—	—	—	—
Q2 2026	—	—	—	—	—	—
Q3 2026	19,188	9,594	135,600	14.13	135,600	14.13
Q4 2026	—	—	—	—	—	—
Total 2026	19,188	9,594	135,600	14.13	135,600	14.13

Q1 2027	174,115	87,058	6,936,602	79.68	7,136,138	81.97
Q2 2027	12,496	6,248	146,203	23.40	146,203	23.40
Q3 2027	1,004	1,004	67,104	66.84	69,117	68.84
Q4 2027	—	—	—	—	—	—
Total 2027	187,615	94,310	7,149,909	75.81	7,351,458	77.95
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q2 2026
Lease expirations - New York region in-service properties [1,2,3]
as of June 30, 2026

OFFICE

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	49,791	46,799	2,632,526	56.25	2,634,064	56.28
2027	362,122	333,846	18,778,232	56.25	18,827,033	56.39
2028	278,534	236,201	19,414,323	82.19	19,320,246	81.80
2029	1,193,028	977,507	86,097,855	88.08	90,553,263	92.64
2030	599,357	526,330	50,548,344	96.04	50,934,697	96.77
2031	583,573	514,786	46,195,838	89.74	46,866,006	91.04
2032	404,812	302,337	22,343,080	73.90	23,285,688	77.02
2033	537,433	452,814	47,191,679	104.22	51,277,234	113.24
2034	1,093,043	806,535	88,685,501	109.96	95,455,515	118.35
2035	1,042,417	693,643	68,355,047	98.54	74,581,214	107.52
Thereafter	4,593,926	3,323,528	313,750,233	94.40	359,850,263	108.27

RETAIL

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	2,420	2,420	627,900	259.46	627,900	259.46
2027	12,121	8,448	2,776,347	328.64	2,776,347	328.64
2028	2,424	647	211,454	326.84	211,454	326.84
2029	9,577	5,671	1,805,619	318.39	1,956,781	345.05
2030	3,439	3,439	519,818	151.15	620,962	180.56
2031	22,897	16,581	5,913,967	356.68	6,365,486	383.91
2032	16,361	15,243	1,668,953	109.49	1,872,444	122.84
2033	20,928	20,928	4,576,177	218.66	5,136,236	245.42
2034	139,214	85,037	21,844,578	256.88	25,501,425	299.89
2035	114,671	74,697	4,844,583	64.86	6,304,531	84.40
Thereafter	105,007	68,520	23,816,349	347.58	15,362,103	224.20

TOTAL PROPERTY TYPES

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	52,211	49,219	3,260,426	66.24	3,261,964	66.27
2027	374,243	342,294	21,554,579	62.97	21,603,380	63.11
2028	280,958	236,848	19,625,777	82.86	19,531,700	82.47
2029	1,202,605	983,178	87,903,474	89.41	92,510,044	94.09
2030	602,796	529,769	51,068,162	96.40	51,555,659	97.32
2031	606,470	531,367	52,109,805	98.07	53,231,492	100.18
2032	421,173	317,580	24,012,033	75.61	25,158,132	79.22
2033	558,361	473,742	51,767,856	109.27	56,413,470	119.08
2034	1,232,257	891,572	110,530,079	123.97	120,956,940	135.67
2035	1,157,088	768,340	73,199,630	95.27	80,885,745	105.27
Thereafter	4,698,933	3,392,048	337,566,582	99.52	375,212,366	110.62
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q2 2026
Quarterly lease expirations - New York region in-service properties [1,2,3]
as of June 30, 2026

OFFICE

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	—	—	—	—	—	—
Q2 2026	—	—	—	—	—	—
Q3 2026	42,167	39,175	2,284,322	58.31	2,285,860	58.35
Q4 2026	7,624	7,624	348,204	45.67	348,204	45.67
Total 2026	49,791	46,799	2,632,526	56.25	2,634,064	56.28

Q1 2027	4,762	4,762	441,638	92.74	441,638	92.74
Q2 2027	207,842	207,842	9,151,163	44.03	9,152,499	44.04
Q3 2027	59,347	59,347	2,471,004	41.64	2,517,520	42.42
Q4 2027	90,171	61,895	6,714,427	108.48	6,715,376	108.50
Total 2027	362,122	333,846	18,778,232	56.25	18,827,033	56.39

RETAIL

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	—	—	—	—	—	—
Q2 2026	—	—	—	—	—	—
Q3 2026	—	—	—	—	—	—
Q4 2026	2,420	2,420	627,900	259.46	627,900	259.46
Total 2026	2,420	2,420	627,900	259.46	627,900	259.46

Q1 2027	12,121	8,448	2,776,347	328.64	2,776,347	328.64
Q2 2027	—	—	—	—	—	—
Q3 2027	—	—	—	—	—	—
Q4 2027	—	—	—	—	—	—
Total 2027	12,121	8,448	2,776,347	328.64	2,776,347	328.64

TOTAL PROPERTY TYPES

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	—	—	—	—	—	—
Q2 2026	—	—	—	—	—	—
Q3 2026	42,167	39,175	2,284,322	58.31	2,285,860	58.35
Q4 2026	10,044	10,044	976,104	97.18	976,104	97.18
Total 2026	52,211	49,219	3,260,426	66.24	3,261,964	66.27

Q1 2027	16,883	13,210	3,217,985	243.60	3,217,985	243.60
Q2 2027	207,842	207,842	9,151,163	44.03	9,152,499	44.04
Q3 2027	59,347	59,347	2,471,004	41.64	2,517,520	42.42
Q4 2027	90,171	61,895	6,714,427	108.48	6,715,376	108.50
Total 2027	374,243	342,294	21,554,579	62.97	21,603,380	63.11
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q2 2026
Lease expirations - San Francisco region in-service properties [1,2,3]
as of June 30, 2026

OFFICE

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	6,424	6,424	425,380	66.22	425,380	66.22
2027	395,477	395,477	39,401,147	99.63	40,077,568	101.34
2028	398,165	398,165	44,430,864	111.59	46,095,608	115.77
2029	668,918	668,918	60,647,078	90.66	63,482,622	94.90
2030	387,487	387,487	34,353,359	88.66	37,850,784	97.68
2031	993,604	993,604	106,774,646	107.46	114,971,695	115.71
2032	436,347	436,347	37,044,123	84.90	42,173,380	96.65
2033	647,293	647,293	71,336,723	110.21	78,762,048	121.68
2034	158,514	158,514	14,644,486	92.39	17,408,001	109.82
2035	34,150	34,150	3,986,479	116.73	5,019,385	146.98
Thereafter	641,785	641,785	64,204,305	100.04	83,324,347	129.83

RETAIL

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	14,573	14,573	675,408	46.35	780,650	53.57
2027	14,865	14,865	786,434	52.91	826,021	55.57
2028	17,049	17,049	1,314,527	77.10	1,328,037	77.90
2029	4,967	4,967	330,867	66.61	423,127	85.19
2030	19,864	19,864	1,563,371	78.70	1,853,174	93.29
2031	21,244	21,244	1,644,440	77.41	1,777,920	83.69
2032	6,357	6,357	453,813	71.39	492,688	77.50
2033	21,063	21,063	2,115,389	100.43	2,277,507	108.13
2034	—	—	—	—	—	—
2035	—	—	—	—	—	—
Thereafter	7,996	7,996	486,672	60.86	552,671	69.12

TOTAL PROPERTY TYPES

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	20,997	20,997	1,100,788	$52.43	1,206,030	57.44
2027	410,342	410,342	40,187,581	97.94	40,903,589	99.68
2028	415,214	415,214	45,745,391	110.17	47,423,645	114.21
2029	673,885	673,885	60,977,945	90.49	63,905,749	94.83
2030	407,351	407,351	35,916,730	88.17	39,703,958	97.47
2031	1,014,848	1,014,848	108,419,086	106.83	116,749,615	115.04
2032	442,704	442,704	37,497,936	84.70	42,666,068	96.38
2033	668,356	668,356	73,452,112	109.90	81,039,555	121.25
2034	158,514	158,514	14,644,486	92.39	17,408,001	109.82
2035	34,150	34,150	3,986,479	116.73	5,019,385	146.98
Thereafter	649,781	649,781	64,690,977	99.56	83,877,018	129.09
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q2 2026
Quarterly lease expirations - San Francisco region in-service properties [1,2,3]
as of June 30, 2026

OFFICE

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	—	—	—	—	—	—
Q2 2026	—	—	—	—	—	—
Q3 2026	2,224	2,224	189,040	85.00	189,040	85.00
Q4 2026	4,200	4,200	236,340	56.27	236,340	56.27
Total 2026	6,424	6,424	425,380	66.22	425,380	66.22

Q1 2027	76,820	76,820	6,117,543	79.63	6,166,898	80.28
Q2 2027	—	—	—	—	—	—
Q3 2027	73,512	73,512	6,774,201	92.15	6,873,397	93.50
Q4 2027	245,145	245,145	26,509,403	108.14	27,037,273	110.29
Total 2027	395,477	395,477	39,401,147	99.63	40,077,568	101.34

RETAIL

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	—	—	—	—	—	—
Q2 2026	—	—	—	—	—	—
Q3 2026	—	—	—	—	—	—
Q4 2026	14,573	14,573	675,408	46.35	780,650	53.57
Total 2026	14,573	14,573	675,408	46.35	780,650	53.57

Q1 2027	—	—	—	—	—	—
Q2 2027	7,246	7,246	163,978	22.63	195,434	26.97
Q3 2027	5,793	5,793	475,527	82.09	481,029	83.04
Q4 2027	1,826	1,826	146,929	80.47	149,558	81.90
Total 2027	14,865	14,865	786,434	52.91	826,021	55.57

TOTAL PROPERTY TYPES

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	—	—	—	—	—	—
Q2 2026	—	—	—	—	—	—
Q3 2026	2,224	2,224	189,040	85.00	189,040	85.00
Q4 2026	18,773	18,773	911,748	48.57	1,016,990	54.17
Total 2026	20,997	20,997	1,100,788	52.43	1,206,030	57.44

Q1 2027	76,820	76,820	6,117,543	79.63	6,166,898	80.28
Q2 2027	7,246	7,246	163,978	22.63	195,434	26.97
Q3 2027	79,305	79,305	7,249,728	91.42	7,354,426	92.74
Q4 2027	246,971	246,971	26,656,332	107.93	27,186,831	110.08
Total 2027	410,342	410,342	40,187,581	97.94	40,903,589	99.68
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q2 2026
Lease expirations - Seattle region in-service properties [1,2,3]
as of June 30, 2026

OFFICE

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	10,915	5,714	303,396	53.10	308,186	53.93
2027	79,144	78,502	4,678,867	59.60	4,743,093	60.42
2028	494,343	192,324	9,787,928	50.89	10,192,787	53.00
2029	281,197	250,148	14,014,696	56.03	14,440,302	57.73
2030	34,778	34,778	2,031,860	58.42	2,194,108	63.09
2031	57,705	42,724	2,061,526	48.25	2,328,413	54.50
2032	87,055	73,706	5,316,150	72.13	5,904,848	80.11
2033	—	—	—	—	—	—
2034	—	—	—	—	—	—
2035	60,774	20,463	1,505,083	73.55	1,809,319	88.42
Thereafter	120,231	120,231	7,982,470	66.39	10,223,026	85.03

RETAIL

BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	—	—	—	—	—	—
2027	—	—	—	—	—	—
2028	945	945	56,413	59.70	56,413	59.70
2029	1,121	377	7,306	19.36	7,306	19.36
2030	653	220	5,302	24.11	5,578	25.37
2031	6,734	4,289	294,369	68.63	323,476	75.42
2032	—	—	—	—	—	—
2033	—	—	—	—	—	—
2034	—	—	—	—	—	—
2035	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—

TOTAL PROPERTY TYPES

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	10,915	5,714	303,396	53.10	308,186	53.94
2027	79,144	78,502	4,678,867	59.60	4,743,093	60.42
2028	495,288	193,269	9,844,341	50.94	10,249,200	53.03
2029	282,318	250,525	14,022,002	55.97	14,447,608	57.67
2030	35,431	34,998	2,037,162	58.21	2,199,686	62.85
2031	64,439	47,013	2,355,895	50.11	2,651,889	56.41
2032	87,055	73,706	5,316,150	72.13	5,904,848	80.11
2033	—	—	—	—	—	—
2034	—	—	—	—	—	—
2035	60,774	20,463	1,505,083	73.55	1,809,319	88.42
Thereafter	120,231	120,231	7,982,470	66.39	10,223,026	85.03
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q2 2026
Quarterly lease expirations - Seattle region in-service properties [1,2,3]
as of June 30, 2026

OFFICE

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	—	—	—	—	—	—
Q2 2026	—	—	—	—	—	—
Q3 2026	3,448	1,161	17,102	14.73	17,619	15.18
Q4 2026	7,467	4,553	286,294	62.88	290,567	63.82
Total 2026	10,915	5,714	303,396	53.10	308,186	53.93

Q1 2027	—	—	—	—	—	—
Q2 2027	21,724	21,724	1,291,354	59.44	1,291,354	59.44
Q3 2027	12,172	12,172	728,635	59.86	744,093	61.13
Q4 2027	45,248	44,606	2,658,878	59.61	2,707,645	60.70
Total 2027	79,144	78,502	4,678,867	59.60	4,743,093	60.42

RETAIL

BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	—	—	—	—	—	—
Q2 2026	—	—	—	—	—	—
Q3 2026	—	—	—	—	—	—
Q4 2026	—	—	—	—	—	—
Total 2026	—	—	—	—	—	—

Q1 2027	—	—	—	—	—	—
Q2 2027	—	—	—	—	—	—
Q3 2027	—	—	—	—	—	—
Q4 2027	—	—	—	—	—	—
Total 2027	—	—	—	—	—	—

TOTAL PROPERTY TYPES

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	—	—	—	—	—	—
Q2 2026	—	—	—	—	—	—
Q3 2026	3,448	1,161	17,102	14.73	17,619	15.18
Q4 2026	7,467	4,553	286,294	62.88	290,567	63.82
Total 2026	10,915	5,714	303,396	53.10	308,186	53.94

Q1 2027	—	—	—	—	—	—
Q2 2027	21,724	21,724	1,291,354	59.44	1,291,354	59.44
Q3 2027	12,172	12,172	728,635	59.86	744,093	61.13
Q4 2027	45,248	44,606	2,658,878	59.61	2,707,645	60.70
Total 2027	79,144	78,502	4,678,867	59.60	4,743,093	60.42
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q2 2026
Lease expirations - Washington, DC region in-service properties [1,2,3]
as of June 30, 2026

OFFICE

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	19,017	19,017	945,538	49.72	949,574	49.93
2027	192,628	192,628	11,772,045	61.11	12,085,419	62.74
2028	305,339	173,303	11,840,186	68.32	13,348,633	77.02
2029	162,765	162,765	9,175,749	56.37	9,810,567	60.27
2030	198,203	188,970	11,606,328	61.42	12,593,802	66.64
2031	296,460	289,714	16,184,238	55.86	18,194,698	62.80
2032	635,900	635,900	44,556,261	70.07	49,233,198	77.42
2033	985,437	982,865	58,329,000	59.35	68,383,545	69.58
2034	306,501	306,501	17,894,436	58.38	21,249,489	69.33
2035	484,395	484,395	25,297,056	52.22	29,413,591	60.72
Thereafter	2,775,637	2,775,637	184,953,722	66.63	231,756,477	83.50

RETAIL

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	4,727	4,727	300,095	63.49	300,095	63.49
2027	21,233	21,233	1,133,828	53.40	1,137,157	53.56
2028	32,691	32,691	2,253,222	68.92	2,270,601	69.46
2029	49,617	49,617	3,444,309	69.42	3,601,812	72.59
2030	38,290	38,290	2,838,048	74.12	2,955,275	77.18
2031	43,017	43,017	2,859,381	66.47	3,093,156	71.91
2032	37,245	37,245	2,698,102	72.44	2,962,698	79.55
2033	22,891	22,891	1,560,439	68.17	1,761,814	76.97
2034	35,694	35,694	2,369,200	66.38	2,579,176	72.26
2035	92,121	89,000	2,600,055	29.21	3,793,617	42.63
Thereafter	42,474	42,474	3,422,688	80.58	4,167,205	98.11

TOTAL PROPERTY TYPES

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	23,744	23,744	1,245,633	52.46	1,249,669	52.63
2027	213,861	213,861	12,905,873	60.35	13,222,576	61.83
2028	338,030	205,994	14,093,408	68.42	15,619,234	75.82
2029	212,382	212,382	12,620,058	59.42	13,412,379	63.15
2030	236,493	227,260	14,444,376	63.56	15,549,077	68.42
2031	339,477	332,731	19,043,619	57.23	21,287,854	63.98
2032	673,145	673,145	47,254,363	70.20	52,195,896	77.54
2033	1,008,328	1,005,756	59,889,439	59.55	70,145,359	69.74
2034	342,195	342,195	20,263,636	59.22	23,828,665	69.63
2035	576,516	573,395	27,897,111	48.65	33,207,208	57.91
Thereafter	2,818,111	2,818,111	188,376,410	66.84	235,923,682	83.72
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q2 2026
Quarterly lease expirations - Washington, DC region in-service properties [1,2,3]
as of June 30, 2026

OFFICE

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	—	—	—	—	—	—
Q2 2026	—	—	—	—	—	—
Q3 2026	—	—	—	—	—	—
Q4 2026	19,017	19,017	945,538	49.72	949,574	49.93
Total 2026	19,017	19,017	945,538	49.72	949,574	49.93

Q1 2027	22,822	22,822	1,407,487	61.67	1,427,602	62.55
Q2 2027	24,974	24,974	1,390,151	55.66	1,412,052	56.54
Q3 2027	103,622	103,622	6,499,505	62.72	6,675,656	64.42
Q4 2027	41,210	41,210	2,474,902	60.06	2,570,109	62.37
Total 2027	192,628	192,628	11,772,045	61.11	12,085,419	62.74

RETAIL

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	—	—	—	—	—	—
Q2 2026	—	—	—	—	—	—
Q3 2026	3,074	3,074	181,347	58.99	181,347	58.99
Q4 2026	1,653	1,653	118,748	71.84	118,748	71.84
Total 2026	4,727	4,727	300,095	63.49	300,095	63.49

Q1 2027	7,588	7,588	439,897	57.97	439,897	57.97
Q2 2027	3,498	3,498	277,490	79.33	277,490	79.33
Q3 2027	9,317	9,317	374,441	40.19	377,770	40.55
Q4 2027	830	830	42,000	50.60	42,000	50.60
Total 2027	21,233	21,233	1,133,828	53.40	1,137,157	53.56

TOTAL PROPERTY TYPES

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	—	—	—	—	—	—
Q2 2026	—	—	—	—	—	—
Q3 2026	3,074	3,074	181,347	58.99	181,347	58.99
Q4 2026	20,670	20,670	1,064,286	51.49	1,068,322	51.68
Total 2026	23,744	23,744	1,245,633	52.46	1,249,669	52.63

Q1 2027	30,410	30,410	1,847,384	60.75	1,867,499	61.41
Q2 2027	28,472	28,472	1,667,641	58.57	1,689,542	59.34
Q3 2027	112,939	112,939	6,873,946	60.86	7,053,426	62.45
Q4 2027	42,040	42,040	2,516,902	59.87	2,612,109	62.13
Total 2027	213,861	213,861	12,905,873	60.35	13,222,576	61.83
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q2 2026
Lease expirations - CBD properties [1,2,3]
as of June 30, 2026

Boston

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	79,958	60,796	5,047,332	83.02	5,047,332	83.02
2027	142,388	127,946	11,572,656	90.45	11,657,893	91.12
2028	598,036	567,919	67,870,534	119.51	70,696,154	124.48
2029	774,740	640,579	58,446,444	91.24	60,340,703	94.20
2030	1,140,849	1,088,995	81,616,751	74.95	84,904,178	77.97
2031	56,415	47,792	4,501,345	94.19	4,896,805	102.46
2032	916,347	910,152	77,012,067	84.61	94,502,581	103.83
2033	598,300	536,174	47,001,844	87.66	53,440,821	99.67
2034	1,282,127	1,093,230	100,053,697	91.52	109,997,110	100.62
2035	774,303	704,020	60,240,795	85.57	76,008,645	107.96
Thereafter	4,834,057	3,685,141	366,259,988	99.39	449,881,162	122.08

Los Angeles

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	19,188	9,594	135,600	14.13	135,600	14.13
2027	187,615	94,310	7,149,909	75.81	7,351,458	77.95
2028	270,593	172,796	14,736,066	85.28	15,618,894	90.39
2029	267,278	185,627	12,880,014	69.39	13,034,936	70.22
2030	59,956	59,956	4,394,481	73.30	4,916,908	82.01
2031	7,752	7,752	552,439	71.26	632,555	81.60
2032	267,810	148,844	12,299,938	82.64	14,784,814	99.33
2033	186,894	93,447	8,185,957	87.60	10,414,824	111.45
2034	23,732	13,736	491,132	35.76	546,905	39.82
2035	8,043	8,043	644,451	80.13	798,417	99.27
Thereafter	500,468	500,468	33,286,444	66.51	43,598,636	87.12

New York

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	9,068	6,076	1,001,401	164.80	1,001,401	164.80
2027	122,403	90,454	12,067,255	133.41	12,067,255	133.41
2028	178,974	134,864	15,445,177	114.52	15,462,218	114.65
2029	999,015	779,588	80,550,194	103.32	84,865,860	108.86
2030	476,478	403,451	45,859,220	113.67	46,143,472	114.37
2031	437,863	362,759	44,878,787	123.72	45,908,662	126.55
2032	306,182	202,589	19,155,230	94.55	20,550,459	101.44
2033	480,447	395,828	48,884,997	123.50	53,287,153	134.62
2034	1,232,257	891,572	110,530,079	123.97	120,956,940	135.67
2035	998,103	609,355	66,746,406	109.54	73,720,056	120.98
Thereafter	4,295,362	2,988,477	321,684,134	107.64	357,606,932	119.66

Q2 2026
Lease expirations - CBD properties (continued) [1,2,3]
as of June 30, 2026

San Francisco

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	16,797	16,797	864,448	51.46	969,690	57.73
2027	366,075	366,075	37,330,327	101.97	38,046,335	103.93
2028	365,125	365,125	42,684,486	116.90	44,189,922	121.03
2029	592,674	592,674	55,339,810	93.37	58,938,929	99.45
2030	302,764	302,764	29,002,775	95.79	32,182,122	106.29
2031	961,427	961,427	105,465,162	109.70	113,187,406	117.73
2032	373,497	373,497	33,485,833	89.65	38,887,412	104.12
2033	668,356	668,356	73,452,111	109.90	81,039,555	121.25
2034	158,514	158,514	14,644,486	92.39	17,408,001	109.82
2035	34,150	34,150	3,986,479	116.73	5,019,385	146.98
Thereafter	649,781	649,781	64,690,977	99.56	83,877,018	129.09

Seattle

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	10,915	5,714	303,396	53.10	308,186	53.94
2027	79,144	78,502	4,678,867	59.60	4,743,093	60.42
2028	495,288	193,269	9,844,341	50.94	10,249,200	53.03
2029	282,318	250,525	14,022,002	55.97	14,447,608	57.67
2030	35,431	34,998	2,037,162	58.21	2,199,686	62.85
2031	64,439	47,013	2,355,895	50.11	2,651,889	56.41
2032	87,055	73,706	5,316,150	72.13	5,904,848	80.11
2033	—	—	—	—	—	—
2034	—	—	—	—	—	—
2035	60,774	20,463	1,505,083	73.55	1,809,319	88.42
Thereafter	120,231	120,231	7,982,470	66.39	10,223,026	85.03

Washington, DC

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	19,791	19,791	1,083,480	54.75	1,083,480	54.75
2027	209,984	209,984	12,739,444	60.67	13,056,147	62.18
2028	338,030	205,994	14,093,408	68.42	15,619,235	75.82
2029	201,372	201,372	12,227,789	60.72	12,989,925	64.51
2030	212,441	203,208	13,511,055	66.49	14,538,985	71.55
2031	322,677	315,931	18,443,527	58.38	20,606,642	65.23
2032	671,172	671,172	47,185,801	70.30	52,118,317	77.65
2033	1,008,328	1,005,756	59,889,439	59.55	70,145,359	69.74
2034	333,733	333,733	19,924,032	59.70	23,425,442	70.19
2035	576,516	573,395	27,897,111	48.65	33,207,208	57.91
Thereafter	2,818,111	2,818,111	188,376,409	66.84	235,923,681	83.72

_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q2 2026
Lease expirations - Suburban properties [1,2,3]
as of June 30, 2026

Boston

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	98,943	98,943	7,655,309	77.37	7,655,309	77.37
2027	363,284	302,944	20,840,328	68.79	21,080,873	69.59
2028	284,732	284,732	16,507,542	57.98	17,031,344	59.82
2029	501,993	501,993	25,330,350	50.46	27,503,173	54.79
2030	116,076	116,076	7,106,083	61.22	7,600,485	65.48
2031	513,425	513,425	35,862,213	69.85	38,100,247	74.21
2032	227,097	227,097	11,901,622	52.41	12,971,779	57.12
2033	148,825	148,825	13,358,361	89.76	15,182,710	102.02
2034	326,384	326,384	24,888,838	76.26	28,297,821	86.70
2035	63,116	63,116	4,811,059	76.23	5,584,439	88.48
Thereafter	470,167	470,167	17,537,766	37.30	23,562,174	50.11

New York

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	43,143	43,143	2,259,025	52.36	2,260,562	52.40
2027	251,840	251,840	9,487,324	37.67	9,536,125	37.87
2028	101,984	101,984	4,180,599	40.99	4,069,482	39.90
2029	203,590	203,590	7,353,280	36.12	7,644,184	37.55
2030	126,318	126,318	5,208,942	41.24	5,412,187	42.85
2031	168,607	168,607	7,231,019	42.89	7,322,830	43.43
2032	114,991	114,991	4,856,803	42.24	4,607,673	40.07
2033	77,914	77,914	2,882,859	37.00	3,126,317	40.13
2034	—	—	—	—	—	—
2035	158,985	158,985	6,453,224	40.59	7,165,689	45.07
Thereafter	403,571	403,571	15,882,448	39.35	17,605,434	43.62

San Francisco

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	4,200	4,200	236,340	56.27	236,340	56.27
2027	44,267	44,267	2,857,254	64.55	2,857,254	64.55
2028	50,089	50,089	3,060,905	61.11	3,233,723	64.56
2029	81,211	81,211	5,638,136	69.43	4,966,821	61.16
2030	104,587	104,587	6,913,955	66.11	7,521,837	71.92
2031	53,421	53,421	2,953,924	55.30	3,562,209	66.68
2032	69,207	69,207	4,012,103	57.97	3,778,656	54.60
2033	—	—	—	—	—	—
2034	—	—	—	—	—	—
2035	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—

Q2 2026
Lease expirations - Suburban properties (continued) [1,2,3]
as of June 30, 2026

Washington, DC

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	3,953	3,953	162,153	41.02	166,189	42.04
2027	3,877	3,877	166,429	42.93	166,429	42.93
2028	—	—	—	—	—	—
2029	11,010	11,010	392,268	35.63	422,454	38.37
2030	24,052	24,052	933,320	38.80	1,010,092	42.00
2031	16,800	16,800	600,093	35.72	681,213	40.55
2032	1,973	1,973	68,562	34.75	77,578	39.32
2033	—	—	—	—	—	—
2034	8,462	8,462	339,604	40.13	403,223	47.65
2035	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—

_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q2 2026
Research coverage
With the exception of Green Street Advisors, an independent research firm, the equity analysts listed below are those analysts that, according to Thomson Reuters Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by the analysts listed below do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference below imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Equity Research Coverage
Bank of America Merrill Lynch	Jeffrey Spector / Jana Galan	646.855.1363 / 646.855.5042
Barclays	Brendan Lynch	212.526.9428
BMO Capital	John Kim	212.885.4115
BTIG	Tom Catherwood	212.738.6140
Cantor	Richard Anderson	929.441.6927
Citi	Nicholas Joseph / Seth Bergey	212.816.1909 / 212.816.2066
Deutsche Bank	Omotayo Okusanya	212.250.9284
Evercore ISI	Steve Sakwa	212.446.9462
Goldman Sachs	Caitlin Burrows	212.902.4736
Green Street Advisors	Dylan Burzinski	949.640.8780
Jefferies	Joe Dickstein	212.778.8771
J.P. Morgan Securities	Anthony Paolone	212.622.6682
Keybanc Capital Market	Todd Thomas / Upal Rana	917.368.2286 / 917.368.2316
Ladenburg Thalmann	Floris van Dijkum	212.409.2075
Mizuho Securities	Vikram Malhotra	212.209.9300
Morgan Stanley	Ronald Kamdem	212.296.8319
Piper Sandler Companies	Alexander Goldfarb	212.466.7937
Scotiabank GBM	Nicholas Yulico	212.225.6904
Truist Securities	Michael Lewis	212.319.5659
UBS US Equity Research	Michael Goldsmith	212.713.2951
Wells Fargo Securities	Blaine Heck	410.662.2556
Wolfe Research	Ally Yaseen	646.582.9253

Debt Research Coverage
Barclays	Srinjoy Banerjee	212.526.3521
J.P. Morgan Securities	Mark Streeter	212.834.5086
US Bank	Bill Stafford	877.558.2605
Wells Fargo	Kevin McClure	704.410.1100

Rating Agencies
Moody’s Investors Service	Christian Azzi	212.553.7718
Standard & Poor’s	Michael Souers	212.438.2508

Q2 2026
Definitions
This section contains definitions of certain non-GAAP financial measures and other terms that the Company uses in this Supplemental report and, if applicable, the reasons why management believes these non-GAAP financial measures provide useful information to investors about the Company’s financial condition and results of operations and the other purposes for which management uses the measures. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents the Company files or furnishes to the SEC from time to time.
The Company presents “BXP’s Share” of certain non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest and, in some cases, after priority allocations), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after income allocation to private REIT shareholders and their share of fees due to the Company).  Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and, in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting BXP’s Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, financings and guarantees, liquidations and other matters. As a result, presentations of “BXP’s Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP’s Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 60.
The Company may also present "BXP's Share" of certain operating metrics, such as occupancy and leased percentages based upon square footage. Amounts are calculated based on our consolidated portfolio square feet, plus our share of the square feet from the unconsolidated joint venture properties (calculated based on our ownership percentage), minus our partners’ share of square feet from our consolidated joint venture properties (calculated based upon the partners’ percentage ownership interests).
Annualized Rental Obligations
Annualized Rental Obligations is defined as monthly Rental Obligations, as of the last day of the reporting period, multiplied by twelve (12).
Average Economic Occupancy
Average Economic Occupancy is defined as (1) total possible revenue less vacancy loss divided by (2) total possible revenue, expressed as a percentage. Total possible revenue is determined by valuing average occupied units at contract rates and average vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant units at their Market Rents, Average Economic Occupancy takes into account the fact that units of different sizes and locations within a residential property have different economic impacts on a residential property’s total possible gross revenue.
Average Monthly Rental Rates
Average Monthly Rental Rates are calculated by the Company as the average of the quotients obtained by dividing (A) rental revenue as determined in accordance with GAAP by (B) the number of occupied units for each month within the applicable fiscal period.
Average Physical Occupancy
Average Physical Occupancy is defined as (1) the average number of occupied units divided by (2) the total number of units, expressed as a percentage.
Debt to Market Capitalization Ratio
Consolidated Debt to Consolidated Market Capitalization Ratio is a measure of leverage commonly used by analysts in the REIT sector that equals the quotient of (A) the Company’s Consolidated Debt divided by (B) the Company’s Consolidated Market Capitalization, presented as a percentage. Consolidated Market Capitalization is the sum of (x) the Company’s Consolidated Debt plus (y) the market value of the Company’s outstanding equity securities calculated using the closing price per share of common stock of the Company, as reported by the New York Stock Exchange, multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units, (4) common units issuable upon conversion of 2012 OPP Units that were issued in the form of LTIP Units, and (5) common units issuable upon conversion of 2013-2023 MYLTIP Units that were issued in the form of LTIP Units. The calculation of Consolidated Market Capitalization does not include LTIP Units issued in the form of MYLTIP Awards or Outperformance Awards unless and until certain performance thresholds are achieved and they are earned. Because their three-year performance periods have not yet ended, 2024, 2025 and 2026 MYLTIP Units and 2025 Outperformance Units are not included.
The Company also presents BXP’s Share of Market Capitalization, which is calculated in a similar manner, except that BXP’s Share of Debt is utilized instead of the Company’s Consolidated Debt in both the numerator and the denominator. The Company presents these ratios because its degree of leverage could affect its ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes and because different investors and lenders consider one or both of these ratios. Investors should understand that these ratios are, in part, a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and do not necessarily reflect the Company’s capacity to incur additional debt to finance its activities or its ability to manage its existing debt obligations. However, for a company like BXP, Inc., whose assets are primarily income-producing real estate, these ratios may provide investors with an alternate indication of leverage, so long as they are evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of the Company’s outstanding indebtedness.

Q2 2026
Definitions (continued)

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)
Pursuant to the definition of Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“Nareit”), the Company calculates EBITDAre as net income (loss) attributable to BXP, Inc, the most directly comparable GAAP financial measure, plus net income (loss) attributable to noncontrolling interests, interest expense, losses (gains) from early extinguishments of debt, depreciation and amortization expense, impairment losses and adjustments to reflect the Company’s share of EBITDAre from unconsolidated joint ventures less gains (losses) on sales of real estate and sales-type leases. EBITDAre is a non-GAAP financial measure. The Company uses EBITDAre internally as a performance measure and believes EBITDAre provides useful information to investors regarding its financial condition and results of operations at the corporate level because, when compared across periods, EBITDAre reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses and acquisition and development activities on an unleveraged basis, providing perspective not immediately apparent from net income (loss) attributable to BXP, Inc.
In some cases the Company also presents (A) BXP’s Share of EBITDAre – cash, which is BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, amortization and accretion of sales type lease receivable, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense (excluding prepaid ground rent expense), stock-based compensation expense and lease transaction costs that qualify as rent inducements, and (B) Annualized EBITDAre, which is EBITDAre for the applicable fiscal quarter ended multiplied by four (4). Presenting BXP’s Share of EBITDAre – cash allows investors to compare EBITDAre across periods without taking into account the effect of certain non-cash rental revenues, ground rent expense and stock based compensation expense. Similar to depreciation and amortization, because of historical cost accounting, fair value lease revenue may distort operating performance measures at the property level. Additionally, presenting EBITDAre excluding the impact of straight-line rent provides investors with an alternative view of operating performance at the property level that more closely reflects rental revenue generated at the property level without regard to future contractual increases in rental rates. In addition, the Company’s management believes that the presentation of Annualized EBITDAre provides useful information to investors regarding the Company’s results of operations because it enables investors to more easily compare quarterly EBITDAre to EBITDAre from full fiscal years.
The Company’s computation of EBITDAre may not be comparable to EBITDAre reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  The Company believes that in order to facilitate a clear understanding of its operating results, EBITDAre should be examined in conjunction with net income (loss) attributable to BXP, Inc. as presented in the Company’s consolidated financial statements. EBITDAre should not be considered a substitute to net income (loss) attributable to BXP, Inc. in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
Fixed Charge Coverage Ratio
Fixed Charge Coverage Ratio equals BXP’s Share of EBITDAre – cash divided by Total Fixed Charges. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, amortization and accretion related to sales type lease receivable, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense, stock-based compensation expense and lease transaction costs that qualify as rent inducements. Total Fixed Charges is also a non-GAAP financial measure equal to the sum of BXP’s Share of interest expense, capitalized interest, maintenance capital expenditures, hotel improvements, equipment upgrades and replacements and preferred dividends/distributions less hedge amortization and amortization of financing costs. The Company believes that the presentation of its Fixed Charge Coverage Ratio provides investors with useful information about the Company’s financial performance as it relates to overall financial flexibility and balance sheet management. Furthermore, the Company believes that the Fixed Charge Coverage Ratio is frequently used by analysts, rating agencies and other interested parties in the evaluation of the Company’s performance as a REIT and, as a result, by presenting the Fixed Charge Coverage Ratio the Company assists these parties in their evaluations.  The Company’s calculation of its Fixed Charge Coverage Ratio may not be comparable to the ratios reported by other REITs or real estate companies that define the term differently and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Funds Available for Distribution (FAD) and FAD Payout Ratio
In addition to FFO, which is defined on the following page, the Company presents Funds Available for Distribution to common shareholders and common unitholders (FAD), which is a non-GAAP financial measure that is calculated by (1) adding to FFO lease transaction costs that qualify as rent inducements, non-real estate depreciation and amortization, non-cash losses (gains) from early extinguishments of debt, stock-based compensation expense, partners’ share of consolidated and unconsolidated joint venture 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences) and unearned portion of capitalized fees, (2) eliminating the effects of straight-line rent, straight-line ground rent expense adjustment (excluding prepaid ground rent expense), hedge amortization, fair value interest adjustment, fair value lease revenue and amortization and accretion related to sales type lease receivable, and (3) subtracting maintenance capital expenditures, hotel improvements, equipment upgrades and replacements, 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences), non-cash termination income adjustment (fair value lease amounts) and impairments of non-depreciable real estate. The Company believes that the presentation of FAD provides useful information to investors regarding the Company’s results of operations because FAD provides supplemental information regarding the Company’s operating performance that would not otherwise be available and may be useful to investors in assessing the Company’s operating performance. Additionally, although the Company does not consider FAD to be a liquidity measure, as it does not make adjustments to reflect changes in working capital or the actual timing of the payment of income or expense items that are accrued in the period, the Company believes that FAD may provide investors with useful supplemental information regarding the Company’s ability to generate cash from its operating performance and the impact of the Company’s operating performance on its ability to make distributions to its shareholders. Furthermore, the Company believes that FAD is frequently used by analysts, investors and other interested parties in the evaluation of its performance as a REIT and, as a result, by presenting FAD the Company is assisting these parties in their evaluation. FAD should not be considered as a substitute for net income (loss) attributable to BXP, Inc.’s co determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
FAD Payout Ratio is defined as distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.

Q2 2026
Definitions (continued)

Funds from Operations (FFO)
Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of Nareit, the Company calculates Funds from Operations, or “FFO,” by adjusting net income attributable to BXP, Inc. (computed in accordance with GAAP) for gains (or losses) from sales of properties or a change in control, impairment losses on depreciable real estate consolidated on the Company’s balance sheet, impairment losses on its investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures and real estate-related depreciation and amortization. FFO is a non-GAAP financial measure, but the Company believes the presentation of FFO, combined with the presentation of required GAAP financial measures, has improved the understanding of operating results of REITs among the investing public and has helped make comparisons of REIT operating results more meaningful. Management generally considers FFO and FFO per share to be useful measures for understanding and comparing the Company’s operating results because, by excluding gains and losses related to sales or a change in control of previously depreciated operating real estate assets, impairment losses and real estate asset depreciation and amortization (which can differ across owners of similar assets in similar condition based on historical cost accounting and useful life estimates), FFO and FFO per share can help investors compare the operating performance of a company’s real estate across reporting periods and to the operating performance of other companies.
The Company’s computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  In order to facilitate a clear understanding of the Company’s operating results, FFO should be examined in conjunction with net income attributable to BXP, Inc. as presented in the Company’s consolidated financial statements. FFO should not be considered as a substitute for net income attributable to BXP, Inc. (determined in accordance with GAAP) or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
In-Service Properties
The Company treats a property as being “in-service” upon the earlier of (1) lease-up and completion of tenant improvements or (2) one year after cessation of major construction activity as determined under GAAP. The determination as to when an entire property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics, the Company specifies a single date for treating a property as “in-service,” which is generally later than the date the property is partially placed in-service under GAAP. Under GAAP, a property may be placed in-service in stages as construction is completed and the property is held available for occupancy. In addition, under GAAP, when a portion of a property has been substantially completed and either occupied or held available for occupancy, the Company ceases capitalizing costs on that portion, even though it may not treat the property as being “in-service,” and continues to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by the Company’s unconsolidated joint ventures. A property will no longer be considered “in-service” when the occupied percentage is below 50% and the Company anticipates a future development/redevelopment of the property.
Interest Coverage Ratio
Interest Coverage Ratio, calculated including and excluding capitalized interest, is a non-GAAP financial measure equal to BXP’s Share of EBITDAre – cash divided by Adjusted interest expense. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, amortization and accretion related to sales type lease receivable, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense (excluding prepaid ground rent expense), stock-based compensation expense and lease transaction costs that qualify as rent inducements. Adjusted interest expense excluding capitalized interest is equal to BXP’s Share of interest expense less (1) BXP’s Share of hedge amortization, (2) BXP’s Share of fair value interest adjustment and (3) BXP’s Share of amortization of financing costs. Adjusted interest expense including capitalized interest is calculated in the same manner but adds back BXP’s Share of capitalized interest. The Company believes that the presentation of its Interest Coverage Ratio provides useful information about the Company’s financial condition because it provides investors additional information on the Company’s ability to meet its debt obligations and incur additional indebtedness. In addition, by analyzing interest coverage ratios over a period of time, trends may emerge that provide investors a better sense of whether a company’s financial condition is improving or declining. The ratios may also be used to compare the financial condition of different companies, which can help when making an investment decision. The Company presents its Interest Coverage Ratio in two ways - including capitalized interest and excluding capitalized interest. GAAP requires the capitalization of interest expense during development. Therefore, for a company like BXP, Inc. that is an active developer of real estate, presenting the Interest Coverage Ratio (excluding capitalized interest) provides an alternative measure of financial condition that may be more indicative of the Company’s ability to meet its interest expense obligations and therefore its overall financial condition. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Market Rents
Market Rents used by the Company in calculating Average Economic Occupancy are based on the current market rates set by the managers of the Company’s residential properties based on their experience in renting their residential property’s units and publicly available market data. Trends in market rents for a region as reported by others could therefore vary materially. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.
Net Debt
Net Debt is equal to (A) the Company’s consolidated debt plus special dividends payable (if any) less (B) cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s) (if any). The Company believes that the presentation of Net Debt provides useful information to investors because the Company reviews Net Debt as part of the management of its overall financial flexibility, capital structure and leverage. In particular, Net Debt is an important component of the Company’s ratio of BXP’s Share of Net Debt to BXP’s Share of EBITDAre.  BXP’s Share of Net Debt is calculated in a similar manner to Net Debt, except that (1) BXP’s Share of Debt is utilized instead of the Company’s consolidated debt after eliminating BXP’s Share of the related party note receivable and (2) BXP’s Share of cash is utilized instead of consolidated cash. The Company believes BXP’s Share of Net Debt to BXP’s Share of EBITDAre is useful to investors because it provides an alternative measure of the Company’s financial flexibility, capital structure and leverage based on its percentage ownership interest in all of its assets. Furthermore, certain debt rating agencies, creditors and credit analysts monitor the Company’s Net Debt as part of their assessments of its business. The Company may utilize a considerable portion of its cash and cash equivalents at any given time for purposes other than debt reduction. In addition, cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s) may not be solely controlled by the Company. The deduction of these items from consolidated debt in the calculation of Net Debt therefore should not be understood to mean that these items are available exclusively for debt reduction at any given time.

Q2 2026
Definitions (continued)

Net Operating Income (NOI)
Net operating income (NOI) is a non-GAAP financial measure equal to net income attributable to BXP, Inc., the most directly comparable GAAP financial measure, plus (1) net income attributable to noncontrolling interests, corporate general and administrative expense, payroll and related costs from management services contracts, transaction costs, depreciation and amortization expense, impairment losses, loss from early extinguishment of debt, and interest expense, less (2) development and management services revenue, direct reimbursements of payroll and related costs from management services contracts, income (loss) from unconsolidated joint ventures, gains (losses) on sales of real estate or sales type leases, gains (losses) from investments in securities, unrealized gain (loss) on non-real estate investments, and interest and other income (loss). In some cases, the Company also presents (1) NOI – cash, which is NOI after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, amortization and accretion related to sales type lease, straight-line ground rent expense adjustment (excluding prepaid ground rent), prepaid ground rent expense and lease transaction costs that qualify as rent inducements in accordance with GAAP, and (2) NOI and NOI – cash, in each case excluding termination income.
The Company uses these measures internally as performance measures and believes they provide useful information to investors regarding the Company’s results of operations and financial condition because, when compared across periods, they reflect the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income (loss). For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. Similarly, interest expense may be incurred at the property level even though the financing proceeds may be used at the corporate level (e.g., used for other investment activity). In addition, depreciation and amortization expense because of historical cost accounting and useful life estimates, may distort operating performance measures at the property level. Presenting NOI – cash allows investors to compare NOI performance across periods without taking into account the effect of certain non-cash rental revenues, amortization and accretion related to sales type lease receivable and ground rent expenses. Similar to depreciation and amortization expense, fair value lease revenues, because of historical cost accounting, may distort operating performance measures at the property level. Additionally, presenting NOI excluding the impact of the straight-lining of rent and amortization and accretion related to sale type lease receivable provides investors with an alternative view of operating performance at the property level that more closely reflects net cash generated at the property level on an unleveraged basis. Presenting NOI measures that exclude termination income provides investors with additional information regarding operating performance at a property level that allows them to compare operating performance between periods without taking into account termination income, which can distort the results for any given period because they generally represent multiple months or years of a client’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the client’s lease and are not reflective of the core ongoing operating performance of the Company’s properties.
Rental Obligations
Rental Obligations is defined as the contractual base rents (but excluding percentage rent) and budgeted reimbursements from clients under existing leases. These amounts exclude rent abatements.
Rental Revenue
Rental Revenue is equal to Total revenue, the most directly comparable GAAP financial measure, less development and management services revenue and direct reimbursements of payroll and related costs from management services contracts. The Company uses Rental Revenue internally as a performance measure and in calculating other non-GAAP financial measures (e.g., NOI), which provides investors with information regarding our performance that is not immediately apparent from the comparable non-GAAP measures and allows investors to compare operating performance between periods. The Company also presents Rental Revenue (excluding termination income) because termination income can distort the results for any given period because it generally represents multiple months or years of a client’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the client’s lease and does not reflect the core ongoing operating performance of the Company’s properties.
Same Properties
In the Company’s analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by the Company throughout each period presented. The Company refers to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by the Company through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired, repositioned or in or held for development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 21 - 24 indicate by footnote the “In-Service Properties” that are not included in “Same Properties.”

Q2 2026
Reconciliations
(unaudited and in thousands)

BXP’s Share of select items
	Three Months Ended
	30-Jun-26	31-Mar-26
Revenue	$895,699	$872,148
Partners’ share of revenue from consolidated joint ventures (JVs)	(99,659)	(90,250)
BXP’s share of revenue from unconsolidated JVs	42,596	43,572
BXP’s Share of revenue	$838,636	$825,470

Straight-line rent	$3,570	$23,588
Partners’ share of straight-line rent from consolidated JVs	11,804	(3,594)
BXP’s share of straight-line rent from unconsolidated JVs	4,022	450
BXP’s Share of straight-line rent	$19,396	$20,444

Fair value lease revenue [1]	$2,168	$1,961
Partners’ share of fair value lease revenue from consolidated JVs [1]	11	11
BXP’s share of fair value lease revenue from unconsolidated JVs [1]	685	743
BXP’s Share of fair value lease revenue [1]	$2,864	$2,715

Lease termination income	$2,828	$12,828
Partners’ share of termination income from consolidated JVs	(23)	—
BXP’s share of termination income from unconsolidated JVs	—	—
BXP’s Share of termination income	$2,805	$12,828

Non-cash termination income adjustment	$(2,306)	$(1,744)
Partners’ share of non-cash termination income adjustment from consolidated JVs	—	—
BXP’s share of non-cash termination income adjustment from unconsolidated JVs	—	—
BXP’s Share of non-cash termination income adjustment	$(2,306)	$(1,744)

Hedge amortization, net of costs	$1,590	$1,590
Partners’ share of hedge amortization, net of costs from consolidated JVs	(144)	(144)
BXP’s share of hedge amortization, net of costs from unconsolidated JVs	268	260
BXP’s Share of hedge amortization, net of costs	$1,714	$1,706

Straight-line ground rent expense adjustment	$(4,016)	$(4,970)
Partners’ share of straight-line ground rent expense adjustment from consolidated JVs	—	—
BXP’s share of straight-line ground rent expense adjustment from unconsolidated JVs	121	121
BXP’s Share of straight-line ground rent expense adjustment	$(3,895)	$(4,849)

Depreciation and amortization	$236,977	$227,967
Noncontrolling interests in property partnerships’ share of depreciation and amortization	(23,336)	(20,871)
BXP’s share of depreciation and amortization from unconsolidated JVs	12,716	13,506
BXP’s Share of depreciation and amortization	$226,357	$220,602

Lease transaction costs that qualify as rent inducements [2]	$4,072	$3,746
Partners’ share of lease transaction costs that qualify as rent inducements from consolidated JVs [2]	(1)	(32)
BXP’s share of lease transaction costs that qualify as rent inducements from unconsolidated JVs [2]	—	25
BXP’s Share of lease transaction costs that qualify as rent inducements [2]	$4,071	$3,739

2nd generation tenant improvements and leasing commissions	$159,624	$191,046
Partners’ share of 2nd generation tenant improvements and leasing commissions from consolidated JVs	(7,008)	(22,735)
BXP’s share of 2nd generation tenant improvements and leasing commissions from unconsolidated JVs	392	10,060
BXP’s Share of 2nd generation tenant improvements and leasing commissions	$153,008	$178,371

Q2 2026
Reconciliations (continued)

Maintenance capital expenditures [3]	$15,936	$18,984
Partners’ share of maintenance capital expenditures from consolidated JVs [3]	(1,891)	(2,792)
BXP’s share of maintenance capital expenditures from unconsolidated JVs [3]	572	455
BXP’s Share of maintenance capital expenditures [3]	$14,617	$16,647

Interest expense	$153,425	$152,093
Partners’ share of interest expense from consolidated JVs	(11,902)	(11,779)
BXP’s share of interest expense from unconsolidated JVs	15,004	16,532
BXP’s Share of interest expense	$156,527	$156,846

Capitalized interest	$12,868	$16,490
Partners’ share of capitalized interest from consolidated JVs	(14)	(13)
BXP’s share of capitalized interest from unconsolidated JVs	6	—
BXP’s Share of capitalized interest	$12,860	$16,477

Amortization of financing costs	$5,776	$5,848
Partners’ share of amortization of financing costs from consolidated JVs	(498)	(498)
BXP’s share of amortization of financing costs from unconsolidated JVs	446	496
BXP’s Share of amortization of financing costs	$5,724	$5,846

Fair value interest adjustment	$—	$—
Partners’ share of fair value of interest adjustment from consolidated JVs	—	—
BXP’s share of fair value interest adjustment from unconsolidated JVs	260	216
BXP’s Share of fair value interest adjustment	$260	$216

Amortization and accretion related to sales type lease	$249	$245
Partners’ share of amortization and accretion related to sales type lease from consolidated JVs	—	—
BXP’s share of amortization and accretion related to sales type lease from unconsolidated JVs	29	29
BXP’s Share of amortization and accretion related to sales type lease	$278	$274

Non-cash loss from early extinguishment of debt	$—	$—
Partners’ share of non-cash loss from early extinguishment of debt from consolidated JVs	—	—
BXP’s share of non-cash loss from early extinguishment of debt from unconsolidated JVs	—	—
BXP’s Share of non-cash loss from early extinguishment of debt	$—	$—

_____________
1Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
2Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.
3Maintenance capital expenditures do not include planned capital expenditures related to acquisitions and repositioning capital expenditures.

Q2 2026
Reconciliations (continued)
for the three months ended June 30, 2026
(unaudited and in thousands)

CONSOLIDATED JOINT VENTURES

	767 Fifth Avenue		Total Consolidated
	(The GM Building)	Norges Joint Ventures [1]	Joint Ventures
Revenue
Lease [2]	$86,877	$167,600	$254,477
Straight-line rent	1,246	(27,337)	(26,091)
Fair value lease revenue	(27)	—	(27)
Termination income	30	24	54
Total lease revenue	88,126	140,287	228,413
Parking and other	—	2,491	2,491
Insurance proceeds	391	—	391
Total rental revenue [3]	88,517	142,778	231,295
Expenses
Operating	35,421	51,206	86,627
Restoration costs related to insurance claim	125	—	125
Net Operating Income (NOI)	52,971	91,572	144,543

Other income (expense)
Development and management services revenue	—	5	5
Gain from investments in securities	—	1	1
Interest and other income	642	1,914	2,556
Interest expense	(21,176)	(7,633)	(28,809)
Depreciation and amortization expense	(18,270)	(33,752)	(52,022)
General and administrative expense	(15)	(112)	(127)
Total other income (expense)	(38,819)	(39,577)	(78,396)
Net income	$14,152	$51,995	$66,147

BXP’s nominal ownership percentage	60%	55%

Partners’ share of NOI (after income allocation to private REIT shareholders) [4]	$20,443	$39,892	$60,335
BXP’s share of NOI (after income allocation to private REIT shareholders)	$32,528	$51,680	$84,208
Unearned portion of capitalized fees [5]	$197	$718	$915

Partners’ share of select items [4]
Partners’ share of parking and other revenue	$—	$1,121	$1,121
Partners’ share of hedge amortization	$144	$—	$144
Partners’ share of amortization of financing costs	$346	$152	$498
Partners’ share of depreciation and amortization related to capitalized fees	$390	$752	$1,142
Partners’ share of capitalized interest	$—	$14	$14
Partners’ share of lease transactions costs which will qualify as rent inducements	$—	$(1)	$(1)
Partners’ share of management and other fees	$747	$1,348	$2,095
Partners’ share of basis differential depreciation and amortization expense	$(24)	$(278)	$(302)
Partners’ share of basis differential interest and other adjustments	$(4)	$6	$2

Reconciliation of Partners’ share of EBITDAre [6]
Partners’ NCI	$4,552	$21,569	$26,121
Add:
Partners’ share of interest expense after BXP’s basis differential	8,467	3,435	11,902
Partners’ share of depreciation and amortization expense after BXP’s basis differential	7,674	15,662	23,336
Partners’ share of EBITDAre	$20,693	$40,666	$61,359

Q2 2026
Reconciliations (continued)
for the three months ended June 30, 2026
(unaudited and in thousands)

CONSOLIDATED JOINT VENTURES

	767 Fifth Avenue		Total Consolidated
Reconciliation of Partners’ share of Net Operating Income (Loss) (NOI) [6]	(The GM Building)	Norges Joint Ventures [1]	Joint Ventures
Rental revenue [3]	$35,407	$64,250	$99,657
Less: Termination income	12	11	23
Rental revenue (excluding termination income) [3]	35,395	64,239	99,634
Less: Operating expenses (including partners’ share of management and other fees)	14,964	24,388	39,352
Income allocation to private REIT shareholders	—	(30)	(30)
NOI (excluding termination income and after income allocation to private REIT shareholders)	$20,431	$39,881	$60,312

Rental revenue (excluding termination income) [3]	$35,395	$64,239	$99,634
Less: Straight-line rent	498	(12,302)	(11,804)
Fair value lease revenue	(11)	—	(11)
Add: Lease transaction costs that qualify as rent inducements	—	1	1
Subtotal	34,908	76,542	111,450
Less: Operating expenses (including partners’ share of management and other fees)	14,964	24,388	39,352
Income allocation to private REIT shareholders	—	(30)	(30)
NOI - cash (excluding termination income and after income allocation to private REIT shareholders)	$19,944	$52,184	$72,128

Reconciliation of Partners’ share of Revenue [4]
Rental revenue [3]	$35,407	$64,250	$99,657
Add: Development and management services revenue	—	2	2
Revenue	$35,407	$64,252	$99,659

_________
1Norges Joint Ventures include 7 Times Square, 601 Lexington Avenue/One Five Nine East 53rd Street, 100 Federal Street, Atlantic Wharf Office, 300 Binney Street, and 290 Binney Street.
2Lease revenue includes recoveries and service income from clients.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
4Amounts represent the partners’ share based on their respective ownership percentage.
5Capitalized fees are eliminated in consolidation and recognized over the life of the asset as depreciation and amortization are added back to the Company’s net income.
6Amounts represent the partners’ share based on their respective ownership percentages and are adjusted for basis differentials and the allocations of management and other fees and depreciation and amortization related to capitalized fees.

Q2 2026
Reconciliations (continued)
for the three months ended June 30, 2026
(unaudited and in thousands)

UNCONSOLIDATED JOINT VENTURES 1

	Boston	Los Angeles		New York		San Francisco	Seattle	Washington, DC	Total Unconsolidated Joint Ventures
Revenue
Lease [2]	$28,188	$21,203		$12,657		$—	$7,563	$10,570	$80,181
Straight-line rent	252	(1,438)		10,575		—	45	(167)	9,267
Fair value lease revenue	—	—		329		—	998	—	1,327
Termination income	—	—		—		—	—	—	—
Amortization and accretion related to sales-type lease	58	—		—		—	—	—	58
Total lease revenue	28,498	19,765		23,561		—	8,606	10,403	90,833
Parking and other	(23)	2,227		81		—	628	1,006	3,919
Total rental revenue [3]	28,475	21,992		23,642		—	9,234	11,409	94,752
Expenses
Operating	10,836	7,726		17,548	[4]	1,022	3,612	5,627	46,371
Net operating income (loss)	17,639	14,266		6,094		(1,022)	5,622	5,782	48,381

Other income (expense)
Development and management services revenue	—	—		606		—	—	—	606
Interest and other income (loss)	275	767		832		—	92	149	2,115
Interest expense	(9,394)	(4,998)		(14,541)		—	(3,738)	(3,977)	(36,648)
Loss on interest rate contracts	—	—		—		—	(35)	—	(35)
Transaction costs	(1)	—		—		—	(192)	(165)	(358)
Depreciation and amortization expense	(8,431)	(5,718)		(10,657)		—	(1,545)	(3,096)	(29,447)
General and administrative expense	(2)	(3)		(183)		—	(34)	(164)	(386)
Gain on sale of real estate	—	—		—		—	—	2,716	2,716
Total other income (expense)	(17,553)	(9,952)		(23,943)		—	(5,452)	(4,537)	(61,437)
Net income (loss)	$86	$4,314		$(17,849)		$(1,022)	$170	$1,245	$(13,056)

BXP’s share of select items:
BXP’s share of amortization of financing costs	$139	$23		$240		$—	$—	$44	$446
BXP’s share of hedge amortization, net of costs	$—	$—		$—		$—	$268	$—	$268
BXP’s share of fair value interest adjustment	$—	$—		$260		$—	$—	$—	$260
BXP’s share of capitalized interest	$—	$—		$6		$—	$—	$—	$6

Reconciliation of BXP’s share of EBITDAre
Income (loss) from unconsolidated joint ventures	$38	$2,704		$(5,108)		$(240)	$(286)	$444	$(2,448)
Add:
BXP’s share of interest expense	4,698	2,499		5,563		—	1,259	985	15,004
BXP’s share of depreciation and amortization expense	4,220	2,312	[5]	4,510	[5]	—	861	813	12,716
Less:
BXP’s share of gains on sales [6]	—	—		—		325	—	832	1,157
BXP’s share of EBITDAre	$8,956	$7,515	[5]	$4,965	[5]	$(565)	$1,834	$1,410	$24,115

Q2 2026
Reconciliations (continued)

UNCONSOLIDATED JOINT VENTURES [1]
Reconciliation of BXP’s share of Net Operating Income (Loss)	Boston	Los Angeles		New York		San Francisco	Seattle	Washington, DC	Total Unconsolidated Joint Ventures
BXP’s share of rental revenue [3]	$14,238	$11,137	[5]	$10,731	[5]	$—	$3,109	$3,109	$42,324
BXP’s share of operating expenses	5,418	3,863		7,616		562	1,215	1,622	20,296
BXP’s share of net operating income (loss)	8,820	7,274	[5]	3,115	[5]	(562)	1,894	1,487	22,028
Less:
BXP’s share of termination income	—	—		—		—	—	—	—
BXP’s share of net operating income (loss) (excluding termination income)	8,820	7,274		3,115		(562)	1,894	1,487	22,028
Less:
BXP’s share of straight-line rent	126	(623)	[5]	4,554	[5]	—	15	(50)	4,022
BXP’s share of fair value lease revenue	—	45	[5]	304	[5]	—	336	—	685
BXP’s share of amortization and accretion related to sales type lease	29	—		—		—	—	—	29
Add:
BXP’s share of straight-line ground rent expense adjustment	—	—		121		—	—	—	121
BXP’s share of lease transaction costs that qualify as rent inducements	—	—		—		—	—	—	—
BXP’s share of net operating income (loss) - cash (excluding termination income)	$8,665	$7,852	[5]	$(1,622)	[5]	$(562)	$1,543	$1,537	$17,413

Reconciliation of BXP’s share of Revenue
BXP’s share of rental revenue [3]	$14,238	$11,137	[5]	$10,731	[5]	$—	$3,109	$3,109	$42,324
Add:
BXP’s share of development and management services revenue	—	—		272		—	—	—	272
BXP’s share of revenue	$14,238	$11,137	[5]	$11,003	[5]	$—	$3,109	$3,109	$42,596

_____________
1For information on the properties included for each region and the Company’s percentage ownership in each property, see pages 21-24.
2Lease revenue includes recoveries and service income from clients.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
4Includes approximately $242 of straight-line ground rent expense.
5The Company’s purchase price allocation under ASC 805 for certain joint ventures differs from the historical basis of the venture.
6 For additional information, see page 14.

Q2 2026
Reconciliations (continued)
Reconciliation of Net income attributable to BXP, Inc. to
BXP’s Share of same property net operating income (NOI)
(dollars in thousands)

	Three Months Ended
	31-Mar-26	31-Mar-25
Net income attributable to BXP, Inc.	$101,576	$61,177
Net income attributable to noncontrolling interests
Noncontrolling interest - common units of the Operating Partnership	11,561	6,979
Noncontrolling interest in property partnerships	19,869	18,749
Net income	133,006	86,905
Add:
Interest expense	152,093	163,444
Depreciation and amortization expense	227,967	220,107
Transaction costs	129	768
Loss from early extinguishment of debt	—	338
Payroll and related costs from management services contracts	4,870	4,499
General and administrative expense	59,341	52,284
Less:
Interest and other income (loss)	8,885	7,750
Unrealized gain (loss) on non-real estate investment	188	(483)
Losses from investments in securities	(566)	(365)
Loss on sales-type lease	—	(2,490)
Gains on sales of real estate	13,402	—
Income (loss) from unconsolidated joint ventures	35,413	(2,139)
Direct reimbursements of payroll and related costs from management services contracts	4,870	4,499
Development and management services revenue	9,207	9,775
Net Operating Income (NOI)	506,007	511,798
Add:
BXP’s share of NOI from unconsolidated joint ventures	22,370	32,682
Less:
Partners’ share of NOI from consolidated joint ventures (after income allocation to private REIT shareholders)	51,710	49,702
BXP’s Share of NOI	476,667	494,778
Less:
Termination income	12,828	246
BXP’s share of termination income from unconsolidated joint ventures	—	200
Add:
Partners’ share of termination income from consolidated joint ventures	—	—
BXP’s Share of NOI (excluding termination income)	$463,839	$494,332

Net Operating Income (NOI)	$506,007	$511,798
Less:
Termination income	12,828	246
NOI from non Same Properties (excluding termination income)	(1,867)	10,944
Same Property NOI (excluding termination income)	495,046	500,608
Less:
Partners’ share of NOI from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	51,710	49,702
Add:
Partners’ share of NOI from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	—	—
BXP’s share of NOI from unconsolidated joint ventures (excluding termination income)	22,370	32,482
Less:
BXP’s share of NOI from non Same Properties from unconsolidated joint ventures (excluding termination income)	2,724	11,132
BXP’s Share of Same Property NOI (excluding termination income)	$462,982	$472,256

Change in BXP’s Share of Same Property NOI (excluding termination income)	$(9,274)
Change in BXP’s Share of Same Property NOI (excluding termination income)	(2.0)%

Q2 2026
Reconciliations (continued)
Reconciliation of Net income attributable to BXP, Inc. to
BXP’s Share of same property net operating income (NOI) - cash
(dollars in thousands)

	Three Months Ended
	31-Mar-26	31-Mar-25
Net income attributable to BXP, Inc.	$101,576	$61,177
Net income attributable to noncontrolling interests
Noncontrolling interest - common units of the Operating Partnership	11,561	6,979
Noncontrolling interest in property partnerships	19,869	18,749
Net income	133,006	86,905
Add:
Interest expense	152,093	163,444
Depreciation and amortization expense	227,967	220,107
Transaction costs	129	768
Loss from early extinguishment of debt	—	338
Payroll and related costs from management services contracts	4,870	4,499
General and administrative expense	59,341	52,284
Less:
Interest and other income (loss)	8,885	7,750
Unrealized gain (loss) on non-real estate investment	188	(483)
Losses from investments in securities	(566)	(365)
Loss on sales-type lease	—	(2,490)
Gains on sales of real estate	13,402	—
Income (loss) from unconsolidated joint ventures	35,413	(2,139)
Direct reimbursements of payroll and related costs from management services contracts	4,870	4,499
Development and management services revenue	9,207	9,775
Net Operating Income (NOI)	506,007	511,798
Less:
Straight-line rent	23,588	30,968
Fair value lease revenue	1,961	1,864
Amortization and accretion related to sales type lease	245	281
Termination income	12,828	246
Add:
Straight-line ground rent expense adjustment [1]	(260)	(206)
Lease transaction costs that qualify as rent inducements [2]	3,746	5,638
NOI - cash (excluding termination income)	470,871	483,871
Less:
NOI - cash from non Same Properties (excluding termination income)	(3,366)	11,982
Same Property NOI - cash (excluding termination income)	474,237	471,889
Less:
Partners’ share of NOI - cash from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	48,159	44,430
Add:
Partners’ share of NOI - cash from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	—	—
BXP’s share of NOI - cash from unconsolidated joint ventures (excluding termination income)	21,294	29,250
Less:
BXP’s share of NOI - cash from non Same Properties from unconsolidated joint ventures (excluding termination income)	1,917	9,572
BXP’s Share of Same Property NOI - cash (excluding termination income)	$445,455	$447,137

Change in BXP’s Share of Same Property NOI - cash (excluding termination income)	$(1,682)
Change in BXP’s Share of Same Property NOI - cash (excluding termination income)	(0.4)%
_____________
1In light of the front-ended, uneven rental payments required by the Company’s 99-year ground and air rights lease for the 100 Clarendon Street garage and Back Bay Transit Station in Boston, MA, and to make period-to-period comparisons more meaningful to investors, the adjustment does not include the straight-line impact of approximately $(4,710) and $247 for the three months ended March 31, 2026 and 2025, respectively. As of March 31, 2026, the Company has remaining lease payments aggregating approximately $20.4 million, all of which it expects to incur by the end of 2027 with no payments thereafter. Under GAAP, the Company recognizes expense of $(111) per quarter on a straight-line basis over the term of the lease. However, unlike more traditional ground and air rights leases, the timing and amounts of the rental payments by the Company correlate to the uneven timing and funding by the Company of capital expenditures related to improvements at Back Bay Transit Station. As a result, the amounts excluded from the adjustment each quarter through 2027 may vary significantly.
2Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP.

Q2 2026
Consolidated Income Statement - prior year

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	30-Jun-25	31-Mar-25
Revenue
Lease	$805,935	$811,102
Parking and other	34,709	30,146
Insurance proceeds	90	96
Hotel revenue	14,773	9,597
Development and management services	8,846	9,775
Direct reimbursements of payroll and related costs from management services contracts	4,104	4,499
Total revenue	868,457	865,215
Expenses
Operating	184,942	183,076
Real estate taxes	146,272	148,429
Restoration expenses related to insurance claims	848	73
Hotel operating	9,365	7,565
General and administrative	42,516	52,284
Payroll and related costs from management services contracts	4,104	4,499
Transaction costs	357	768
Depreciation and amortization	223,819	220,107
Total expenses	612,223	616,801
Other income (expense)
Loss from unconsolidated joint ventures	(3,324)	(2,139)
Gain on sale of real estate	18,390	—
Loss on sales-type lease	—	(2,490)
Gains (losses) from investments in securities	2,600	(365)
Unrealized loss on non-real estate investments	(39)	(483)
Interest and other income (loss)	8,063	7,750
Loss from early extinguishment of debt	—	(338)
Interest expense	(162,783)	(163,444)
Net income	119,141	86,905
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(20,100)	(18,749)
Noncontrolling interest - common units of the Operating Partnership	(10,064)	(6,979)
Net income attributable to BXP, Inc.	$88,977	$61,177

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to BXP, Inc. per share - basic	$0.56	$0.39
Net income attributable to BXP, Inc. per share - diluted	$0.56	$0.39